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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-5451

USLICO Series Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2005 to December 31, 2005

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2005

USLICO Series Fund

▪ The Asset Allocation Portfolio

▪ The Bond Portfolio

▪ The Money Market Portfolio

▪ The Stock Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	12

Report of Independent Registered Public Accounting Firm	13

Statements of Assets and Liabilities	14

Statements of Operations	15

Statements of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	22

Portfolios of Investments	30

Tax Information	45

Trustee and Officer Information	46

Advisory Contract Approval Discussion	50

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds website at www.ingfunds.com and (3) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 1-800-992-0180.

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PRESIDENT’S LETTER

JAMES M. HENNESSY	Dear Shareholder,

As you may recall, in my last letter I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” is more than words; they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the new portfolios.

According to a recent finding, 58 percent of the world market capitalization now lies outside of the U.S.[1] In other words, the majority of investment opportunities are now beyond our borders and we think that The ING VP Index Plus International Portfolio — a broad-based international portfolio — is an easy, single-step method to gain exposure to many of those opportunities.

Meanwhile, the ING VP Global Real Estate Portfolio was developed as an easy way to bring global — international and domestic — real estate opportunities to the variable portfolio investor. Real Estate Investment Trusts (REITs) are becoming more and more popular around the world, and this new portfolio seeks to capitalize on that popularity. But again, we’ve made it easy. With just one investment, investors bring the diversification of global real estate to their investment strategy.

One of our goals at ING Funds is to find tomorrow’s opportunities today, and we believe these two portfolios are just the latest examples of that plan in action.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
January 28, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

1  MSCI December, 2005

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2005

In our semi-annual report, we referred to mixed markets in which the U.S. investor lost on both domestic and international stocks, with gains in the latter trumped by the rebounding U.S. dollar. In the second half, global equities registered solid gains, although foreign markets ended the 2005 year more convincingly. The Morgan Stanley Capital International (“MSCI”) World® Index(1) calculated in dollars, including net reinvested dividends rose 10.3% for the six months ended December 31, 2005, and 9.5% for the full year. As for currencies, the dollar extended its first half run for the six months ended December 31, 2005, rising 2.1% against the euro (12.6% for the full year), 6.2% against the yen (14.7% for the full year), and 3.8% against the pound (10.2% for the full year). Commentators explained the U.S. dollar’s unexpected strength by pointing to relatively high U.S. interest rates, the recycling of oil exporters’ burgeoning wealth into dollar securities, the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances, and, regarding the yen’s particular weakness, non-Japanese investors pouring money into the stock market but hedging their currency risk. Each dynamic was losing steam by 2005 year-end.

For more than a year, the main issue for US fixed income investors had been the unexpected flattening of the yield curve, i.e. the shrinking difference between short-term and long-term interest rates. From June 2004 through June 2005, the Federal Open Market Committee (“FOMC”) had raised the Federal Funds Rate by 25 basis points nine times, pulling other short-term rates up. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 0.71% over the same thirteen months. This was put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad, consistent productivity growth at home and foreign investors’ hunger for U.S. investments. Occasionally in the second half, for example when Hurricanes Katrina and Rita affected oil prices, having peaked near $70 per barrel at the end of August 2005, there looked to be filtering through to general prices, the trend seemed about to break. Nevertheless, in the end, the forces of the curve flattening prevailed. By December 31, 2005, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. For the six months ended December 31, 2005, the yield on the ten-year Treasury rose by 45 basis points to 4.39% (17 basis points for the full year), and on 13-week U.S. Treasury Bills by 93 basis points (180 basis points for the full year) to 3.98%. The returns on the broad Lehman Brothers Aggregate Bond Index(2) and the Lehman Brothers High Yield Bond Index(3) was -0.1% and 1.6% for the six months ended December 31, 2005, and 2.4% and 2.7% for the full year, respectively.

The U.S. equities market in the form of the Standard & Poor’s 500 Composite Stock Price (“S&P 500 Index”) Index(4), added 5.8% including dividends in the latter half of 2005 and 4.9% for the full year, thanks to gains of 3.5% in July and November of 2005. Other months were flat to down and by 2005 year-end, the market, trading at a fairly undemanding price-to-earnings level of about 16 times earnings for the current fiscal year, was definitely struggling. Stock investors were initially encouraged by bullish economic reports and even more by second quarter company earnings figures which were, on average up more than 10% year over year. The optimistic mood lasted into early August of 2005, when the S&P 500 Index reached a four-year high, before drifting back as resurgent oil prices made records almost daily. In September and October of 2005 with Hurricanes Katrina and Rita seldom out of the news, two attempted rallies fizzled. High prices at the gas pump were already here. An expensive winter for heating fuel was certain. Sharply rising factory prices started to be found in local Federal Reserve and purchasing managers’ reports and, with consumer confidence slumping, the word “stagflation” was heard more than once. In spite of this, as November approached, an evidently swift recovery from the Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through mid-December 2005, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world. Yet the market gave back nearly 1.6% between Christmas and New Year, when new reports suggested that the end of the bubbling housing market might be at hand. Rising house prices had encouraged the consumer spending that was largely behind robust GDP growth; spending that is, by people who on average were saving little, if anything.

In international markets Japan was the shining star of the second half, soaring 33.3%, based on the MSCI Japan® Index(5) in dollars plus net dividends for the six months ended December 31, 2005, and 25.5% for the full year, as the market repeatedly broke five-year

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2005

records amid new optimism. Investors, albeit mainly foreign ones, came to the belief that Japan is re-emerging as a balanced economy and less dependent on exports. Corporations and the banks have repaired their balance sheets at last. Rising wages are supporting domestic demand, in addition to an expected end to deflation, seems at hand. European ex UK markets leaped 11.8%, according to the MSCI Europe ex UK® Index(6) in dollars including net dividends for the six months ended December 31, 2005 (10.5% for the full year) and 14.7% in local currencies (27.7% for the full year) to the best levels in over four years, despite the first interest rate increase, to 2.5%, in over five years. Mounting evidence of a recovery in local demand, resilient profits and an upsurge of merger and acquisition activity boosted markets that are not particularly expensive. UK equities advanced 6.4% in the six months ended December 31, 2005 (7.4% for the full year) based on the MSCI UK® Index(7) in dollars including net dividends, concealing a more impressive 11.1% increase in pounds (20.1% for the full year), to the highest in four years. The period was dominated by the effect of five interest rate increases to restrain over-stretched consumers and soaring real estate prices. Yet, in the face of mostly miserable economic reports, and despite terrorist attacks in London over two days in July of 2005, investors, encouraged by merger and acquisition activity, supported an inexpensive market yielding over 3%.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4)  The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(5)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

THE USLICO ASSET ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Types
as of December 31, 2005

(as a percent of total investments)

Portfolio holdings are subject to change daily.

The ING USLICO Asset Allocation Portfolio (the “Portfolio” or “Asset Allocation Portfolio”) seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The equity portion of the Portfolio is managed by Mary Ann Fernandez, Senior Vice President and Portfolio Manager and Shiv Mehta, Portfolio Manager, the money market portion of the Portfolio is managed by David S. Yealy, Portfolio Manager, and the bond portion of the Portfolio is managed by James Kauffmann, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio provided a total return of 3.91% compared to 4.91% for the Standard & Poor’s 500 Composite Stock Price (“S&P”) Index and 2.43% for the Lehman Brothers Aggregate Bond (“LBAB”) Index.

Portfolio Specifics: Broad based strength in stock selection, especially within industrials and consumer discretionary sectors drove relative performance. Stock selection was unfavorable in the information technology sector however, and modest value was detracted by our holdings (and lack thereof) in utilities as well as in financials.

Within information technology, the Portfolio benefited from stocks such as Jabil Circuit, Taiwan Semiconductor (TSM), Business Objects, and Activision. Jabil and TSM are benefiting from the continuing industry trend towards outsourced manufacturing. Activision introduced a series of new video games consistent with the replacement cycle in the video game console arena. The major detractors from performance were a zero weighting in Apple Computer, which performed extremely well, and an overweight in circuit maker Maxim Integrated Products, which had disappointing results.

The Portfolio’s energy holdings performed well and confirmed our belief that the more attractive business models, the more attractive valuations, and the strongest links to the strength in commodity prices were to be found in the equipment and services companies rather than in the large integrated companies like Exxon and Chevron. The other type of company we emphasized was the independent exploration and production companies.

Within financials, Countrywide and E-Trade were the biggest drags on performance. The Portfolio was underweight utilities throughout the year as companies in the sector traded at all-time high valuations.

The Portfolio’s underweight to longer-dated corporates was beneficial, as later-dated maturities showed great weakness over the year. An overexposure to asset-backed securities and commercial mortgage-backed securities, at the expense of corporates, was beneficial as both sectors produced excess returns (excess returns means the excess over the return from Treasury Securities of comparable term). Lack of adequate compensation for credit risk led to an underweight of riskier sectors, industries and issuers. Positions in bank and insurance names, particularly floating rate preferreds, and lack of exposure in the automotive sectors was a source of positive security selection. As the mortgage sector appeared richly priced, we were largely underweight and our team focused on securities likely to outperform in a rising rate environment and/or an increase in volatility.

Current Strategy and Outlook: Our current strategy is focused on companies with superior capital allocation, strong competitive position, and operations in industries with very attractive outlooks. Key holdings, such as Jabil Circuit, ENSCO International and Halliburton, exhibit strong fundamentals, clear catalysts and attractive valuations.

Our technology holdings reflect our belief that the industry is in a maturation cycle and companies are looking to outsource low return-on-capital endeavors such as production and manufacturing. Contract manufacturers like Jabil and Taiwan Semiconductor continue to benefit from the growth in outsourcing and are well positioned to increase their already dominant market shares.

We have positioned the Portfolio for the possibility that sentiment will reverse and higher risk premiums will be required by the market. ING credit team continues to avoid companies with depressed stock prices and underutilized assets on the books. However, we continue to seek out companies that may weaken in sympathy, but have a lower probability of event risk. Moreover, the maturities of the corporate portfolio are shorter, on balance, than those of the corporate bonds in the benchmark. Our mortgage team has constructed a portfolio designed to offset an increase in volatility and a change in prepayments.

Top Ten Industries* as of December 31, 2005 (as a percent of net assets)

U.S. Treasury Note	8.7%

Diversified Financial Services	8.2%

Federal National Mortgage Association	7.8%

Banks	5.6%

Oil & Gas	5.3%

Federal Home Loan Mortgage Corporation	4.5%

Semiconductors	3.9%

Miscellaneous Manufacturing	3.7%

Insurance	3.5%

Pharmaceuticals	3.3%

* Excludes short-term investments related to repurchase agreements.

Portfolio holdings subject to change daily

PORTFOLIO MANAGERS’ REPORT	THE USLICO ASSET ALLOCATION PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	5 Year	10 Year
Asset Allocation Portfolio	3.91%	(0.51)%	3.63%
S&P 500 Index(1)	4.91%	0.54%	9.07%
LBAB Index(2)	2.43%	5.87%	6.16%

Based on a $10,000 initial investment, the graph and table illustrate the total return of Asset Allocation Portfolio against the S&P 500 Index and the LBAB Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

THE USLICO BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Types
as of December 31, 2005

(as a percent of total investments)

Portfolio holdings are subject to change daily.

The ING USLICO Bond Portfolio (the “Portfolio” or “Bond Portfolio”) seeks to obtain a high level of income consistent with prudent risk and the preservation of capital. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its principal objective. The Portfolio is managed by James Kauffmann, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio provided a total return of 2.42% compared to 2.43% for the Lehman Brothers Aggregate Bond (“LBAB”) Index.

Portfolio Specifics: Evidently accommodation has been removed without hobbling the economy; however, whether the terminal rate on Federal Funds Rate is 4.75% or 5.00% is still open to vigorous debate. The yield curve — which represents the yield on U. S. Treasuries from zero to thirty years — is now very flat. The bellwether ten-year note closed at 4.39% nearly matching the two-year note at 4.40%. The largest rise in yields occurred with shorter maturities; however, the yield on the 30-year bond actually declined.

Our major investment themes remained effectively constant throughout the year, and we positioned the Portfolio accordingly. Rising short-term rates with a tightening Federal Reserve indicated a shorter duration posture with an underweight to shorter maturities, which helped performance through most of the year. Lack of adequate compensation for credit risk led to an underweight of riskier sectors, industries, and issuers coupled with an overweight to the higher quality asset-backed securities and commercial mortgage-backed securities. The mortgage sector also appeared richly priced and/or technically weak. Consequently, we were largely underweight the sector and our mortgage team focused on securities likely to outperform in a rising rate environment and/or an increase in volatility.

Security selection in the mortgage-backed securities sector was particularly positive for performance as we moved up to a 12% exposure to hybrid adjustable rate mortgages instead of traditional pass-throughs by year-end. Our continued underweight to longer-dated corporates was beneficial for most months of 2005. Corporates, overall, gave up 1.15% of excess return (excess return means the excess over the return from Treasury Securities of comparable term), but the most damage occurred in the longer maturities. Over-exposure to asset-backed securities and commercial mortgage-backed securities at the expense of corporate bonds also proved beneficial to results as both sectors produced positive excess returns. Positions in bank and insurance names, particularly floating rate preferreds, and lack of exposure in the automotive sectors were sources of positive security selection, which led to our good competitive performance.

Current Strategy and Outlook: Our outlook did not change during the period, with the exception that the end of the tightening phase is now on the horizon, in our opinion. While the debate on Wall Street about the relationship of inverted yield curves and recessions is lively, we believe that any inversion will likely be brief and will have fewer implications for the domestic economy than in the past. We agree with Federal Reserve officials that “global savings gluts” have better explanatory power for the comparatively low yields on 10- and 30-year U.S. Treasuries than a signal that the economy might soon sputter.

We have positioned the Portfolio for the potentiality that sentiment will reverse and higher risk premiums will be required by the market with “an attendant fall in the price of risky assets.” Indeed, we are keenly aware that preserving capital and receiving adequate compensation for risk are essential elements of successful bond management. Specifically, the ING credit team continues to avoid companies with depressed stock prices and under-utilized assets on the books. However, we continue to look to take advantage of companies that weaken in sympathy but have a lower probability of such event risk. Moreover, the maturities of the corporate portfolio are shorter, on balance, than those of the corporate bonds in the benchmark. Our mortgage team has constructed a portfolio designed to offset an increase in volatility and a change in prepayments. Finally, duration is shorter than the LBAB Index.

Top Ten Industries* as of December 31, 2005 (as a percent of net assets)

Federal National Mortgage Association	23.6%

U.S. Treasury Notes	22.2%

Federal Home Loan Mortgage Corporation	9.6%

U.S. Treasury Bonds	8.6%

Diversified Financial Services	5.5%

Commercial Mortgage Backed Securities	5.1%

Banks	4.1%

Electric	2.7%

Whole Loan Collateral CMO	2.1%

Insurance	1.5%

* Excludes short-term investments related to repurchase agreements.

Portfolio holdings subject to change daily

PORTFOLIO MANAGERS’ REPORT	THE USLICO BOND PORTFOLIO

Average Annual Total Returns for the Years Ended December 31, 2005
	1 Year	5 Year	10 Year
Bond Portfolio	2.42%	4.21%	4.16%
LBAB Index(1)	2.43%	5.84%	6.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Bond Portfolio against the LBAB Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

THE USLICO MONEY MARKET PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Types
as of December 31, 2005

(as a percent of total investments)

* Excludes other assets and liabilities of -0.2% of net assets.

Portfolio holdings are subject to change daily.

The ING USLICO Money Market Portfolio (the “Portfolio” or “Money Market Portfolio”) seeks maximum current income consistent with preservation of capital and liquidity. The Portfolio is managed by David S. Yealy, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The year 2005 was one in which the Federal Open Market Committee (“FOMC”) continued its “measured” pace of removing monetary accommodation by raising the Federal Funds Rate 25 basis points at each of its eight FOMC Meetings. The Federal Funds Rate ended the year at 4.25%, a full 2.00% higher that the previous year-end and 3.25% higher than when the FOMC started tightening in June of 2004. Rising short-term interest rates was the primary driver of investment performance for money market funds and investors. Another key event in 2005, for short-term investors, was the nomination of Dr. Ben S. Bernanke in October to replace Alan Greenspan as chairman of the Federal Reserve in January of 2006. Dr. Bernanke is an advocate of explicit inflation targeting and therefore the FOMC is not expected to diverge significantly from the current FOMC as far as inflation fighting is concerned.

The Portfolio was well positioned to take advantage of the rising rate environment. The Portfolio’s primary strategy, which was in place throughout the year, of maintaining a high concentration in interest sensitive floating rate securities and focusing new purchases on very short-term maturities which typically matured prior to or just after the next fed meeting added to the relative performance of the Portfolio. Within the floating rate security sector, we overweighed floaters that reset either weekly or monthly as opposed to quarterly, thereby capturing the rate increases sooner. The Portfolio had purchased a limited amount of longer-term maturity securities in mid-2004 which originally added to performance in 2004 but were a small drag on performance this year as the FOMC increased rates higher than was priced in at the time of purchase. Those securities matured in April and May and the proceeds were reinvested in better performing floating rate securities and very short-term securities.

Current Strategy and Outlook: Despite the change in the FOMC language in December, we continue to anticipate additional FOMC tightenings in 2006 in response to inflationary pressures due to tightening labor conditions and the effect of higher energy prices post Hurricanes Katrina and Rita. Current inflation, as measured by the core personal consumption expenditure (“PCE”), is at the high end of what we believe to be the FOMC’s comfort range and could rise further with the unemployment rate moving below 5.0%. In the near-term, we plan on maintaining our current strategy of focusing new purchases to the next FOMC meeting, maintaining a high exposure to floating rate securities, and making selective purchases in the three-month and under maturity sector where yield levels fully price in 25 basis point increases at each of the Federal Reserve meetings in between. We anticipate having to change our strategy to one focusing more on longer-term fixed rate securities at some point in 2006 as we reach the final stage of the FOMC tightening cycle.

PORTFOLIO MANAGERS’ REPORT	ING USLICO MONEY MARKET PORTFOLIO

Principal Risk Factor(s): An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

THE USLICO STOCK PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of December 31, 2005

(as a percent of total investments)

* Excludes other assets and liabilities of 0.1% of net assets.

(1) Includes eight industries, which each represent 2 - 3.5% of total investments.

(2) Includes ten industries, which each represent 1 - 2% of
total investments.

Portfolio holdings are subject to change daily.

The ING USLICO Stock Portfolio (the “Portfolio” or “Stock Portfolio”) seeks intermediate and long-term growth of capital. The Portfolio’s secondary objective is to receive a reasonable level of income. The Portfolio is managed by Christopher F. Corapi, Portfolio Manager and Director of Fundamental Equity Research, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio provided a total return of 4.67% compared to 4.91% for the Standard & Poor’s Composite Stock Price (“S&P 500”) 500 Index.

Portfolio Specifics: Broad based strength in stock selection, especially within the industrials and consumer discretionary sectors drove relative performance. Stock selection was unfavorable in the information technology sector however, and modest value was detracted by our holdings (and lack thereof) in utilities as well as in financials.

Within information technology, the Portfolio benefited from stocks such as Jabil Circuit, Taiwan Semiconductor (TSM) and Activision. Jabil and TSM are benefiting from the continuing industry trend towards outsourced manufacturing. Product designers, such as chip companies and packaged product makers Hewlett-Packard and Cisco, are increasingly outsourcing their end product manufacturing to foundries and contract manufacturers like these two companies. Activision introduced a series of new video games consistent with the replacement cycle in the video game console arena. The major detractors from performance were a zero weighting in Apple Computer, which performed extremely well, and an overweight in circuit maker Maxim Integrated Products, which had disappointing results.

The Portfolio’s energy holdings performed well and confirmed our belief that the more attractive business models, the more attractive valuations, and the strongest links to the strength in commodity prices were to be found in the equipment and services companies rather than in the large integrated companies like Exxon and Chevron. Halliburton, Schlumberger and ENSCO International provide services and equipment to exploration and production companies and are benefiting from the upswing in capital spending in the sector. The other type of company we emphasized were the independent exploration and production companies, such as EOG Resources, XTO Energy and Plains Exploration & Production. These companies are more focused and niche-like, and more likely to find oil and gas that they can sell at market prices vis-a-vis their larger competitors.

Within financials, Countrywide and E-Trade were the biggest drags on performance. The Portfolio was underweight utilities throughout the year as companies in the sector traded at all-time high valuations.

Current Strategy and Outlook: Our current strategy is focused on companies with superior capital allocation, strong competitive position, and operations in industries with very attractive outlooks. Key holdings, such as Jabil Circuit, ENSCO International and Halliburton, exhibit strong fundamentals, clear catalysts and attractive valuations.

Halliburton continues to offer upside potential in the energy services space, even after performing strongly in 2005. We believe the stock may benefit greatly in 2006 if management spins off their engineering and construction subsidiary Kellogg, Brown & Root. More broadly, we like other energy services stocks based on our forecast for continued robust spending by producers and refiners on creating new production capacity to meet global demand. This bodes well for drillers like ENSCO, who provide contract drilling services to the oil and gas industry. ENSCO enjoys a strong competitive position due to its state of the art fleet of offshore drilling rigs.

Our technology holdings reflect our belief that the industry is in a maturation cycle and companies are looking to outsource low return-on-capital endeavors such as production and manufacturing. Contract manufacturers like Jabil and Taiwan Semiconductor continue to benefit from the growth in outsourcing and are well positioned to increase their already dominant market shares.

Top Ten Holdings as of December 31, 2005 (as a percent of net assets)

Exxon Mobil Corp.	3.4%

Citigroup, Inc.	3.3%

General Electric Co.	3.0%

Altria Group, Inc.	2.5%

Johnson & Johnson	2.5%

Wells Fargo & Co.	2.1%

Procter & Gamble Co.	2.1%

Jabil Circuit, Inc.	2.1%

Bank of America Corp.	2.1%

Oracle Corp.	2.0%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	THE USLICO STOCK PORTFOLIO

Average Annual Total Returns for the Years Ended December 31, 2004
	1 Year	5 Year	10 Year
Stock Portfolio	4.67%	(7.91)%	1.07%
S&P 500 Index(1)	4.91%	0.54%	9.07%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Stock Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return”, provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2005*

USLICO Series Fund
Actual Fund Return
Asset Allocation Portfolio	$1,000.00	$1,034.90	0.90%	$4.62
Bond Portfolio	1,000.00	997.90	0.90	4.53
Money Market Portfolio	1,000.00	1,015.60	0.70	3.56
Stock Portfolio	1,000.00	1,060.90	0.81	4.21
Hypothetical (5% return before expenses)
Asset Allocation Portfolio	$1,000.00	$1,020.67	0.90%	$4.58
Bond Portfolio	1,000.00	1,020.67	0.90	4.58
Money Market Portfolio	1,000.00	1,021.68	0.70	3.57
Stock Portfolio	1,000.00	1,021.12	0.81	4.13

*  Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
USLICO Series Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Stock Portfolio, Money Market Portfolio, Bond Portfolio, and Asset Allocation Portfolio, each a series of USLICO Series Fund as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2006

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	The Asset Allocation Portfolio	The Bond Portfolio	The Money Market Portfolio	The Stock Portfolio
ASSETS:
Investments in securities at value*	$13,124,611	$2,881,328	$—	$16,791,897
Short-term investments at amortized cost	—	—	5,033,872	—
Repurchase agreement	822,000	596,000	678,000	76,000
Cash	3,022	1,039	973	378
Receivables:
Investment securities sold	136,004	—	—	—
Interest purchased	1,544	1,336	—	—
Fund shares sold	—	—	17,640	—
Dividends and interest	41,016	18,412	10,030	17,511
Prepaid expenses	279	81	123	348
Reimbursement due from manager	2,921	2,091	361	5,607
Total assets	14,131,397	3,500,287	5,740,999	16,891,741
LIABILITIES:
Payable for investment securities purchased	856,820	567,842	—	—
Income distribution payable	—	—	17,640	—
Payable for interest purchased	1,544	1,336	—	—
Payable to affiliates	3,993	854	1,715	5,137
Payable for trustee fees	579	851	2,949	2,280
Other accrued expenses and liabilities	49,885	10,714	23,309	43,141
Total liabilities	912,821	581,597	45,613	50,558
NET ASSETS	$13,218,576	$2,918,690	$5,695,386	$16,841,183
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$16,516,052	$3,017,316	$5,695,746	$28,897,165
Undistributed net investment income	11,253	4,187	—	6,322
Accumulated net realized loss on investments	(3,725,809)	(89,040)	(360)	(12,856,057)
Net unrealized appreciation or depreciation on investments	417,080	(13,773)	—	793,753
NET ASSETS	$13,218,576	$2,918,690	$5,695,386	$16,841,183

* Cost of investments in securities	$12,707,531	$2,895,101	$—	$15,998,144

Net Assets	$13,218,576	$2,918,690	$5,695,386	$16,841,183
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,362,795	297,053	5,695,815	2,166,841
Net asset value and redemption price per share	$9.70	$9.83	$1.00	$7.77

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

	The Asset Allocation Portfolio	The Bond Portfolio	The Money Market Portfolio	The Stock Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$110,989	$1,857	$—	$215,741
Interest	246,244	123,607	194,215	28,197
Total investment income	357,233	125,464	194,215	243,938
EXPENSES:
Investment management fees	65,308	14,322	29,452	81,868
Transfer agent fees	113	216	567	113
Administrative service fees	13,062	2,864	5,890	16,373
Shareholder reporting expense	22,775	4,595	9,633	21,163
Professional fees	30,942	9,162	14,633	33,820
Custody and accounting expense	23,725	13,343	9,280	9,235
Trustee fees	1,081	730	2,003	698
Miscellaneous expense	2,773	1,199	543	1,592
Total expenses	159,779	46,431	72,001	164,862
Net waived and reimbursed fees	(42,125)	(20,631)	(30,732)	(31,987)
Net expenses	117,654	25,800	41,269	132,875
Net investment income	239,579	99,664	152,946	111,063
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND INCREASE FROM PAYMENTS BY AFFILIATES AND NET LOSSES REALIZED ON DISPOSAL OF INVESTMENTS IN VIOLATION OF RESTRICTIONS
Net realized gain (loss) on investments	1,027,580	(15,369)	284	1,983,711
Increase from payments by affiliates	2,656	—	—	5,607
Net gains/losses realized on disposal of investments in violation of restrictions	21,757	—	—	45,459
Net increase from payments by affiliate and net gains/losses realized on the disposal of investments in violation of securities	24,413	—	—	51,066
Net change in unrealized appreciation or depreciation on investments	(781,642)	(17,818)	—	(1,375,179)
Net realized and unrealized gain (loss) on investments and net increase from payments by affiliates and net gains/losses realized on disposal of investments in violation of restrictions	270,351	(33,187)	284	659,598
Increase in net assets resulting from operations	$509,930	$66,477	$153,230	$770,661

* Foreign taxes withheld	$142	$—	$—	$361

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	The Asset Allocation Portfolio		The Bond Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income	$239,579	$206,897	$99,664	$88,744
Net realized gain (loss) on investments,	1,051,993	1,107,793	(15,369)	65,226
Net change in unrealized appreciation or depreciation on investments and net increase from payments by affiliates and net gains/losses realized on disposal of investments in violation of restrictions	(781,642)	(256,489)	(17,818)	(32,155)
Net increase in net assets resulting from operations	509,930	1,058,201	66,477	121,815
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(231,706)	(221,813)	(97,575)	(95,495)
Total distributions	(231,706)	(221,813)	(97,575)	(95,495)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	102,260	57,686	54,323	—
Dividends reinvested	231,706	221,813	97,575	95,495
	333,966	279,499	151,898	95,495
Cost of shares redeemed	(421,956)	(1,238,181)	(68,676)	(246,394)
Net increase (decrease) in net assets resulting from capital share transactions	(87,990)	(958,682)	83,222	(150,899)
Net increase (decrease) in net assets	190,234	(122,294)	52,124	(124,579)
NET ASSETS:
Beginning of year	13,028,342	13,150,636	2,866,566	2,991,145
End of year	$13,218,576	$13,028,342	$2,918,690	$2,866,566
Undistributed net investment income at end of year	$11,253	$—	$4,187	$293

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	The Money Market Portfolio		The Stock Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income	$152,946	$34,108	$111,063	$46,861
Net realized gain (loss) on investments	284	(644)	2,034,777	2,198,605
Net change in unrealized appreciation or depreciation on investments	—	—	(1,375,179)	(675,185)
Net increase in net assets resulting from operations	153,230	33,464	770,661	1,570,281
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(152,954)	(34,100)	(104,741)	(46,861)
Return of capital	—	—	—	(33,220)
Total distributions	(152,954)	(34,100)	(104,741)	(80,081)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	183,141	17,915	129,462	536,541
Dividends reinvested	152,954	28,447	104,741	80,081
	336,095	46,362	234,203	616,622
Cost of shares redeemed	(484,010)	(387,653)	(377,788)	(70,495)
Net increase (decrease) in net assets resulting from capital share transactions	(147,915)	(341,291)	(143,585)	546,127
Net increase (decrease) in net assets	(147,639)	(341,927)	522,335	2,036,327
NET ASSETS:
Beginning of year	5,843,025	6,184,952	16,318,848	14,282,521
End of year	$5,695,386	$5,843,025	$16,841,183	$16,318,848
Undistributed net investment income at end of year	$—	$8	$6,322	$—

See Accompanying Notes to Financial Statements

THE USLICO ASSET ALLOCATION PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,
	2005		2004	2003	2002	2001(1)
Per Share Operating Performance:
Net asset value, beginning of year	$9.50		8.90	7.64	8.64	11.04
Income (loss) from investment operations:
Net investment income	$0.17		0.15	0.15	0.19	0.22
Net realized and unrealized gain (loss) on investments	$0.20		0.61	1.25	(0.94)	(2.43)
Total from investment operations	$0.37		0.76	1.40	(0.75)	(2.21)
Less distributions from:
Net investment income	$0.17		0.16	0.14	0.25	0.19
Total distributions	$0.17		0.16	0.14	0.25	0.19
Net asset value, end of year	$9.70		9.50	8.90	7.64	8.64
Total Return(2)%	3.93	†	8.61	18.54	(8.72)	(20.09)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$13,219		13,028	13,151	11,603	12,752
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	0.90		0.90	0.91	0.90	0.90
Gross expenses prior to expense reimbursement(3)%	1.22		1.09	1.07	1.34	1.76
Net investment income after expense reimbursement(3)%	1.83		1.60	1.81	2.42	2.37 *
Portfolio turnover rate %	308		252	210	258	354

(1)             Effective May 11, 2001, ING Investments, LLC ceased serving as the Sub-Adviser to the Portfolio and began serving as Investment Manager to the Portfolio.

(2)             Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.

(3)             The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Had the Portfolio not amortized premiums and accreted discounts the ratio of net investment income to average net assets would have been 2.09%.

†                  In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

THE USLICO BOND PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,
	2005	2004	2003	2002	2001(1)
Per Share Operating Performance:
Net asset value, beginning of year	$9.93	9.84	9.75	9.41	9.21
Income from investment operations:
Net investment income	$0.35	0.30	0.36	0.39	0.48
Net realized and unrealized gain (loss) on investments	$(0.11)	0.12	0.08	0.35	0.11
Total from investment operations	$0.24	0.42	0.44	0.74	0.59
Less distributions from:
Net investment income	$0.34	0.33	0.35	0.40	0.39
Total distributions	$0.34	0.33	0.35	0.40	0.39
Net asset value, end of year	$9.83	9.93	9.84	9.75	9.41
Total Return(2)%	2.45	4.29	4.57	8.07	6.47

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$2,919	2,867	2,991	3,086	2,846
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	0.90	0.90	0.91	0.89	0.90
Gross expenses prior to expense reimbursement(3)%	1.62	1.25	1.52	1.37	2.15
Net investment income after expense reimbursement(3)%	3.48	3.01	3.65	4.20	5.02	*
Portfolio turnover rate %	572	463	368	159	215

(1)             Effective May 11, 2001, ING Investments, LLC ceased serving as the Sub-Adviser to the Portfolio and began serving as Investment Manager to the Portfolio.

(2)             Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.

(3)             The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Had the Portfolio not amortized premiums and accreted discounts the ratio of net investment income to average net assets would have been 4.56%.

See Accompanying Notes to Financial Statements

THE USLICO MONEY MARKET PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,
	2005	2004	2003		2002	2001(1)
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	1.00	1.00		1.00	1.00
Income from investment operations:
Net investment income	$0.03	0.01	0.00	*	0.01	0.03
Total from investment operations	$0.03	0.01	0.00	*	0.01	0.03
Less distributions from:
Net investment income	$0.03	0.01	0.00	*	0.01	0.03
Total distributions	$0.03	0.01	0.00	*	0.01	0.03
Net asset value, end of year	$1.00	1.00	1.00		1.00	1.00
Total Return(2)%	2.63	0.57	0.28		0.88	3.14

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$5,695	5,843	6,185		6,450	6,400
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	0.70	0.88	0.90		0.78	0.90
Gross expenses prior to expense reimbursement(3)%	1.22	1.22	1.11		1.03	1.63
Net investment income after expense reimbursement(3)%	2.60	0.57	0.28		0.97	3.13

(1)              Effective May 11, 2001, ING Investments, LLC ceased serving as the Sub-Adviser to the Portfolio and began serving as Investment Manager to the Portfolio.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.

(3)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                 Amount is less than $0.005 per share.

See Accompanying Notes to Financial Statements

THE USLICO STOCK PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,
	2005		2004	2003	2002	2001(1)
Per Share Operating Performance:
Net asset value, beginning of year	$7.47		6.77	4.96	7.32	12.42
Income (loss) from investment operations:
Net investment income (loss)	$0.05		0.02	(0.01)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	$0.30		0.72	1.82	(2.32)	(5.05)
Total from investment operations	$0.35		0.74	1.81	(2.36)	(5.10)
Less distributions from:
Net investment income	$0.05		0.02	—	—	—
Net realized gain on investments	$—		—	—	—	—
Return of capital	$—		0.02	—	—	—
Total distributions	$0.05		0.04	—	—	—
Net asset value, end of year	$7.77		7.47	6.77	4.96	7.32
Total Return(2)%	4.68	†	10.90	36.49	(32.24)	(41.06)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$16,841		16,319	14,283	10,140	14,972
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)%	0.81		0.90	0.90	0.90	0.90
Gross expenses prior to expense reimbursement/recoupment(3)%	1.01		0.81	1.08	1.47	1.42
Net investment income (loss) after expense reimbursement/recoupment(3)%	0.68		0.31	(0.24)	(0.59)	(0.61)
Portfolio turnover rate %	132		110	189	418	510

(1)              Effective May 11, 2001, ING Investments, LLC began serving as Investment Manager to the Portfolio.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.

(3)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

†                  In 2005, 0.01% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 4.66%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005

NOTE 1 — ORGANIZATION

Organization. USLICO Series Fund (the “Fund”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 and consists of four separate portfolios. The four portfolios of the Fund are as follows: The Asset Allocation Portfolio (“Asset Allocation Portfolio”), The Bond Portfolio (“Bond Portfolio”), The Money Market Portfolio (“Money Market Portfolio”) and The Stock Portfolio (“Stock Portfolio”). Each Portfolio has its own investment objectives and policies which are detailed in the Prospectus.

The following is a brief description of each Portfolio’s investment objective:

•                  Asset Allocation Portfolio seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments;

•                  Bond Portfolio seeks a high level of income consistent with prudent risk and the preservation of capital and as a secondary objective, the Portfolio seeks capital appreciation when consistent with its principal objective;

•                  Money Market Portfolio seeks maximum current income consistent with preservation of capital and maintenance of liquidity; and

•                  Stock Portfolio seeks intermediate and long-term growth of capital and as a secondary objective seeks to receive a reasonable level of income.

The Fund was organized as a business trust under the laws of Massachusetts on January 19, 1988. Shares of the Portfolio are sold only to separate accounts of ReliaStar Life Insurance Company (ReliaStar Life) and ReliaStar Life Insurance Company of New York (ReliaStar Life of New York, a wholly-owned subsidiary of ReliaStar Life) to serve as the investment medium for variable life insurance policies issued by these companies. The separate accounts invest in shares of one or more of the Portfolios, in accordance with allocation instructions received from policyowners. Each Portfolio share outstanding represents a beneficial interest in the respective Portfolio.

On November 10, 2005, the Board of Trustees of USLICO Series Fund approved a proposal to reorganize the following “Disappearing Funds” into the following “Surviving Funds” (the “Reorganization”):

Disappearing Funds	Surviving Funds
The Asset Allocation Portfolio	ING VP Balanced Portfolio
Bond Portfolio	ING VP Intermediate Bond Portfolio
Money Market Portfolio	ING Liquid Assets Portfolio
Stock Portfolio	ING Fundamental Research Portfolio

The proposed Reorganization is subject to approval by shareholders of the Disappearing Funds. If shareholder approval is obtained, it is expected that the Reorganization would take place during the first quarter of 2006.

ING Investments, LLC (“ING Investments”), an Arizona limited liability company, serves as the Investment Manager to the Portfolios. ING Investments has engaged ING Investment Management Co. (“ING IM”), a Connecticut corporation, to serve as the Sub-Adviser to the Portfolios. ING Funds Distributor, LLC (the “Distributor”) is the principal underwriter of the Portfolios. ING Funds Services, LLC serves as the administrator to each Portfolio. ING Investments, ING IM, the Distributor and ING Funds Services, LLC are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV. Investments in securities maturing in 60 days or less, as well as all securities in the Money Market Portfolio, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.             Purchases and Sales. Purchases and sales of Portfolio shares are made on the basis of the net asset value per share prevailing at the close of business on the preceding business day.

D.            Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E.              Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

F.              Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

G.             Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

H.            Illiquid and Restricted Securities. The Portfolios may not invest more than 10% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Each Portfolio may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

I.                 Delayed Delivery Transactions. The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to segregate liquid assets sufficient to cover the purchase price.

J.                Mortgage Dollar Roll Transactions. In connection with a Portfolio’s ability to purchase or sell securities on a when-issued basis, the Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

K.            Options Contracts. Stock and Asset Allocation Portfolios may purchase put and call options and may write (sell) call options on debt and other securities if (i) after any sale, not more than 25% of that Portfolio’s total assets are subject to calls; (ii) the calls are traded on a domestic securities exchange or board of trade; and (iii) the calls are “covered.” The option is “covered” if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Asset Allocation Portfolio	$12,483,984	$12,559,207
Bond Portfolio	1,397,941	1,644,614
Stock Portfolio	20,972,892	20,566,852

U.S. Government securities not included above were as follows:

	Purchases	Sales
Asset Allocation Portfolio	$25,381,725	$24,900,216
Bond Portfolio	13,465,220	13,045,740

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios have entered into an Investment Management Agreement with ING Investments (the “Investment Manager”). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the annual percentage rate of 0.50% on the first $100 million of average daily net assets and 0.45% of average daily net assets in excess thereof.

The Investment Manager entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

The insurance companies have contractually agreed to limit management fees charged to each of the Portfolios to the extent they exceed 0.25% of the average daily net assets of each Portfolio. The insurance companies pay any management fees above that amount. The Investment Manager has also agreed to limit expenses of each Portfolio, excluding management fees, interest, taxes, brokerage and extraordinary expenses, that are subject to the limitation, to 0.65% of the average net assets of each Portfolio.

The Investment Manager may at a later date recoup from a Portfolio expenses waived with the exception of management fees during the previous 36 months, but only if, after such reimbursement, the Portfolios’ expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations.

As of December 31, 2005, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager and the related expiration dates are as follows:

	December 31, 2005,
	2006	2007	2008	Total
Asset Allocation Portfolio	$20,632	$—	$9,471	$30,103
Bond Portfolio	17,152	3,027	15,170	35,349
Money Market Portfolio	13,311	5,834	—	19,145

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

Effective January 1, 2005, pursuant to a side agreement, the Investment Manager has lowered “Other Expenses” to 0.45% for the Money Market Portfolio through at least December 31, 2006. There is no guarantee that the side agreement will continue after that date. The side agreement will only renew if the Investment Manager elects to renew it. If after December 31, 2006, the Investment Manager elects not to renew the side agreement, the expense limit will revert to the limitation under the Money Market Portfolio’s current expense limitation agreement of 0.65%. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

Pursuant to an Administration Agreement, ING Funds Services, LLC (“IFS”) serves as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

ING Funds Distributor, LLC serves as Distributor of the Portfolios. No fees are charged to the Portfolios for distribution services.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2005, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Note 4):

	Accrued Investment Management Fee	Accrued Administrative Service Fee	Total
Asset Allocation Portfolio	$2,852	$1,141	$3,993
Bond Portfolio	610	244	854
Money Market Portfolio	1,225	490	1,715
Stock Portfolio	3,669	1,468	5,137

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

During the year ended December 31, 2005, the Investment Manager reimbursed Asset Allocation $615 and Stock $1,285, respectively, in connection with an investment transaction loss.

NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2005, the Portfolios had the following payables included in Other Accrued Expenses and Liabilities that exceeded 5% of total liabilities on the Statements of Assets and Liabilities:

	Payable for Custody Fees	Payable for Professional Fees	Payable for Shareholder Reporting Expense
Money Market Portfolio	$4,337	$12,928	$ 4,444
Stock Portfolio	3,391	27,920	10,669

NOTE 7 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the year ended December 31, 2005, the Portfolios did not utilize the line of credit.

NOTE 8 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Asset Allocation Portfolio		Bond Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
(Number of Shares)
Shares sold	10,844	6,072	5,499	—
Dividends reinvested	24,328	24,078	9,895	9,686
Shares redeemed	(43,940)	(136,003)	(6,907)	(25,175)
Net increase (decrease) in shares outstanding	(8,768)	(105,853)	8,487	(15,489)

($)
Shares sold	$102,260	$57,686	$54,323	$—
Dividends reinvested	231,706	221,813	97,575	95,495
Shares redeemed	(421,956)	(1,238,181)	(68,676)	(246,394)
Net increase (decrease)	$(87,990)	$(958,682)	$83,222	$(150,899)

	Money Market Portfolio		Stock Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
(Number of Shares)
Shares sold	183,141	17,915	17,646	75,289
Shares reinvested	152,954	28,447	13,957	11,004
Shares redeemed	(484,010)	(387,653)	(49,027)	(10,367)
Net increase (decrease) in shares outstanding	(147,915)	(341,291)	(17,424)	75,926

($)
Shares sold	$183,141	$17,915	$129,462	$536,541
Shares reinvested	152,954	28,447	104,741	80,081
Shares redeemed	(484,010)	(387,653)	(377,788)	(70,495)
Net increase (decrease)	$(147,915)	$(341,291)	$(143,585)	$546,127

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2005:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains / (Losses)
Asset Allocation Portfolio	$—	$3,994	$(3,994)
Bond Portfolio	—	1,805	(1,805)
Stock Portfolio	—	1,286	(1,286)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2005	Year Ended December 31, 2004
	Ordinary Income	Ordinary Income	Return of Capital

Asset Allocation Portfolio	$231,706	$221,813	$ —
Bond Portfolio	97,575	95,495	—
Money Market Portfolio	152,954	34,100	—
Stock Portfolio	104,741	46,861	33,220

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2005 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ Depreciation	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Asset Allocation Portfolio	$11,867	$388,771	$(43,617)	$ (2,360,399)	2009
				(1,293,098)	2010
				$ (3,654,497)

Bond Portfolio	4,187	(16,963)	(24,155)	$ (47,445)	2009
				(14,250)	2010
				$ (61,695)

Money Market Portfolio	17,640	—	—	$ (429)	2012

Stock Portfolio	7,608	749,846	(43,241)	$ (9,227,112)	2009
				(3,543,083)	2010
				$(12,770,195)

Note 10 — Illiquid Securities

Pursuant to guidelines adopted by the Portfolios’ Board, the following securities have been deemed to be illiquid. The Portfolios may invest up to 10% of its net assets, in illiquid securities. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Portfolio’s Board of Trustees.

Portfolio	Security	Principal Amount	Initial Acquisition Portfolio	Cost	Value	Percent of Net Assets
Asset Allocation Portfolio	Alpine III, 4.882%, due 08/16/14	$8,000	10/17/05	$8,176	$8,228	0.1%
	Alpine III, 5.290%, due 08/16/14	3,000	10/17/05	3,007	3,008	0.0%
	Alpine III, 7.090%, due 08/16/14	3,000	10/17/05	3,007	3,008	0.0%
	Alpine III, 10.340%, due 08/16/14	5,000	10/17/05	5,012	5,025	0.0%
				$19,202	$19,269	0.1%

Bond Portfolio	Alpine III, 4.882%, due 08/16/14	$1,000	10/17/05	$1,002	$1,003	0.0%
	Alpine III, 5.290%, due 08/16/14	1,000	10/17/05	1,002	1,003	0.0%
	Alpine III, 7.090%, due 08/16/14	2,000	10/17/05	2,005	2,010	0.1%
	Alpine III, 10.340%, due 08/16/14	4,000	10/17/05	4,088	4,114	0.2%
	Fannie Mae, 5.625%, due 07/01/27	868	10/02/97	879	890	0.0%
				$8,976	$9,020	0.3%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004, ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements eight years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to ING Funds.

NOTE 12 — SUBSEQUENT EVENTS

Subsequent to December 31, 2005, the following Portfolio declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
Money Market	$0.0032	February 1, 2006	Daily

PORTFOLIO OF INVESTMENTS
THE USLICO ASSET ALLOCATION PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 59.9%
		Aerospace/Defense: 1.2%
2,710		United Technologies Corp.	$151,516
			151,516
		Agriculture: 1.5%
2,705	S	Altria Group, Inc.	202,118
			202,118
		Apparel: 0.6%
950		Nike, Inc.	82,451
			82,451
		Banks: 3.2%
3,535		Bank of America Corp.	163,140
420		City National Corp.	30,425
1,970		US BanCorp.	58,883
2,610		Wells Fargo & Co.	163,986
			416,434
		Beverages: 0.6%
1,375		PepsiCo, Inc.	81,235
			81,235
		Biotechnology: 1.0%
1,695	@	Amgen, Inc.	133,668
			133,668
		Chemicals: 0.6%
1,950		EI Du Pont de Nemours & Co.	82,875
			82,875
		Computers: 1.6%
7,220	@	EMC Corp.	98,336
1,355		International Business Machines Corp.	111,381
			209,717
		Cosmetics/Personal Care: 2.5%
2,600		Avon Products, Inc.	74,230
1,530		Colgate-Palmolive Co.	83,921
2,992		Procter & Gamble Co.	173,177
			331,328
		Distribution/Wholesale: 0.9%
2,780	@	Wesco Intl., Inc.	118,789
			118,789
		Diversified Financial Services: 5.9%
1,660		Capital One Financial Corp.	143,424
5,365		Citigroup, Inc.	260,363
3,700		Countrywide Financial Corp.	126,503
700		Franklin Resources, Inc.	65,807
950		Goldman Sachs Group, Inc.	121,325
960		Merrill Lynch & Co., Inc.	65,021
			782,443
		Electric: 0.5%
1,020		Public Service Enterprise Group, Inc.	66,269
			66,269
		Electronics: 2.2%
4,490	@	Jabil Circuit, Inc.	166,534
3,500		Symbol Technologies, Inc.	44,870
1,900	@	Thomas & Betts Corp.	79,724
			291,128
		Food: 0.6%
1,500		Hershey Foods Corp.	$82,875
			82,875
		Healthcare-Products: 2.6%
1,500		Baxter Intl., Inc.	56,475
3,315		Johnson & Johnson	199,232
1,505		Medtronic, Inc.	86,643
			342,350
		Healthcare-Services: 1.3%
1,540	@	Health Net, Inc.	79,387
2,430	@	Triad Hospitals, Inc.	95,329
			174,716
		Insurance: 2.9%
2,000	@@	ACE Ltd.	106,880
1,550		American Intl. Group, Inc.	105,757
2,700	@@	Axis Capital Holdings Ltd.	84,456
1,825		St. Paul Cos.	81,523
			378,616
		Internet: 1.4%
1,080	@	eBay, Inc.	46,710
3,400	@	Yahoo!, Inc.	133,212
			179,922
		Leisure Time: 0.7%
1,930		Royal Caribbean Cruises Ltd.	86,966
			86,966
		Lodging: 1.6%
1,760		Harrah’s Entertainment, Inc.	125,470
3,465		Hilton Hotels Corp.	83,541
			209,011
		Media: 1.8%
6,710		Time Warner, Inc.	117,022
3,590		Viacom, Inc.	117,034
			234,056
		Miscellaneous Manufacturing: 3.7%
1,100	@	Cooper Industries Ltd.	80,300
1,620		Danaher Corp.	90,364
6,715		General Electric Co.	235,361
2,230		Roper Industries, Inc.	88,107
			494,132
		Oil & Gas: 4.8%
2,830		ENSCO Intl., Inc.	125,511
4,890	S	Exxon Mobil Corp.	274,671
1,000	@	Newfield Exploration Co.	50,070
1,500	@	Plains Exploration & Production Co.	59,595
1,360	@	Southwestern Energy Co.	48,878
1,810		XTO Energy, Inc.	79,531
			638,256
		Oil & Gas Services: 2.2%
2,630	@	Dresser-Rand Group, Inc.	63,593
1,860		Halliburton Co.	115,246
1,130		Schlumberger Ltd.	109,780
			288,619

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
THE USLICO ASSET ALLOCATION PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Pharmaceuticals: 3.2%
340	@	Gilead Sciences, Inc.	$17,894
1,890	@	Medco Health Solutions, Inc.	105,462
5,540		Pfizer, Inc.	129,193
1,960	@@	Teva Pharmaceutical Industries Ltd. ADR	84,300
1,910		Wyeth	87,994
			424,843
		Retail: 2.7%
3,100		CVS Corp.	81,902
1,610		Home Depot, Inc.	65,173
3,100	@	Urban Outfitters, Inc.	78,461
2,895		Wal-Mart Stores, Inc.	135,486
			361,022
		Semiconductors: 3.9%
2,600	@	Broadcom Corp.	122,590
4,755		Intel Corp.	118,685
3,685		Maxim Integrated Products	133,544
14,215	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	140,871
			515,690
		Software: 2.1%
4,625		Microsoft Corp.	120,944
12,530	@	Oracle Corp.	152,990
			273,934
		Telecommunications: 2.1%
4,430		BellSouth Corp.	120,053
7,310	@	Cisco Systems, Inc.	125,147
1,370		Motorola, Inc.	30,948
			276,148
		Total Common Stock (Cost $7,471,767)	7,911,127

PREFERRED STOCK: 0.9%
		Banks: 0.2%
3		DG Funding Trust	31,969
			31,969
		Diversified Financial Services: 0.3%
1,000	C	Merrill Lynch & Co., Inc.	25,500
325	C	National Rural Utilities Cooperative Finance Corp.	7,670
			33,170
		Insurance: 0.3%
725	@@	Aegon NV	18,314
775	C	Metlife, Inc.	20,087
			38,401
		Telecommunications: 0.1%
8	@@,#	Centaur Funding Corp.	10,365
			10,365
		Total Preferred Stock (Cost $113,919)	113,905

Principal Amount			Value
CORPORATE BONDS/NOTES: 8.8%
		Airlines: 0.0%
$ 2,865		United Airlines, Inc., 6.602%, due 09/01/13	$2,831
			2,831
		Banks: 2.2%
10,000	@@	Australia & New Zealand Banking Group Ltd., 4.588%, due 10/29/49	8,566
10,000	@@,#	Banco Santander Chile SA, 4.810%, due 12/09/09	9,976
12,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	13,377
10,000	@@	Bank of Ireland, 4.750%, due 12/29/49	8,679
10,000	@@	Bank of Nova Scotia, 4.250%, due 08/21/85	8,464
2,000		BankAmerica Capital II, 8.000%, due 12/15/26	2,125
7,000	@@	Barclays Bank PLC, 6.278%, due 12/15/49	7,048
12,000	@@,#	Chuo Mitsui Trust & Banking Co., Ltd./The, 5.506%, due 04/15/49	11,649
6,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	6,288
10,000	@@	Den Norske Bank ASA, 4.186%, due 08/29/49	8,425
10,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	12,332
5,000	#	First Chicago NBD Institutional Capital A, 7.950%, due 12/01/26	5,292
10,000	@@	First Citizens St Lucia Ltd., 5.460%, due 02/01/12	9,954
23,000	@@,#	HBOS PLC, 5.375%, due 11/29/49	22,992
20,000	@@	HSBC Bank PLC, 4.788%, due 06/29/49	16,800
10,000		Huntington Capital Trust I, 4.943%, due 02/01/27	9,518
10,000	@@	Lloyds TSB Bank PLC, 4.160%, due 08/29/49	8,701
10,000		M&T Bank Corp., 3.850%, due 04/01/13	9,775
7,000		Mellon Capital I, 7.720%, due 12/01/26	7,416
5,000	@@	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	5,421
10,000	@@	National Australia Bank Ltd., 4.525%, due 10/29/49	8,537
9,000		PNC Funding Corp., 4.500%, due 03/10/10	8,837
5,000	#	Rabobank Capital Funding Trust, 5.254%, due 12/29/49	4,913
20,000	@@	Royal Bank of Scotland Group PLC, 4.875%, due 12/29/49	17,412
10,000	@@	Societe Generale, 4.656%, due 11/29/49	8,576
10,000	@@	Standard Chartered PLC, 4.875%, due 07/29/49	8,025
30,000	@@	Standard Chartered PLC, 4.875%, due 11/29/49	24,000
10,000	@@	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	10,613

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
THE USLICO ASSET ALLOCATION PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Banks (continued)
$ 2,000		Wachovia Corp., 5.500%, due 08/01/35	$1,956
10,000	@@	Westpac Banking Corp., 4.369%, due 09/30/49	8,408
			294,075
		Beverages: 0.1%
12,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	14,085
			14,085
		Chemicals: 0.2%
3,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	3,048
10,000		Stauffer Chemical, 7.540%, due 04/15/17	5,366
20,000		Union Carbide Corp., 7.750%, due 10/01/96	21,486
			29,900
		Commercial Services: 0.0%
200,000	X	United-Matured Security, 0.000%, due 11/02/99	—
			—
		Diversified Financial Services: 2.3%
3,000	@@,#,I	Alpine III, 4.882%, due 08/16/14	3,008
3,000	@@,#,I	Alpine III, 5.290%, due 08/16/14	3,008
5,000	@@,#,I	Alpine III, 7.090%, due 08/16/14	5,025
8,000	@@,#,I	Alpine III, 10.340%, due 08/16/14	8,228
3,169	@@,#	Arcel Finance Ltd., 5.984%, due 02/01/09	3,206
6,000	@@,#	Arcel Finance Ltd., 6.361%, due 05/01/12	5,912
5,672	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	6,080
13,414	#	Astoria Depositor Corp., 7.902%, due 05/01/21	13,756
24,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	24,913
20,486	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	20,563
10,000		Citigroup Capital II, 7.750%, due 12/01/36	10,523
15,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	15,905
10,000	@@	Financiere CSFB NV, 4.688%, due 03/29/49	8,350
10,000		Fund American Cos, Inc., 5.875%, due 05/15/13	10,106
22,000		General Motors Acceptance Corp., 7.000%, due 02/01/12	19,976
15,000		General Motors Acceptance Corp., 8.000%, due 11/01/31	14,406
9,000		Goldman Sachs Group, Inc., 4.620%, due 03/02/10	9,010
11,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	14,883
4,000		International Lease Finance Corp., 5.000%, due 04/15/10	3,982
8,000		JPM Capital Trust I, 7.540%, due 01/15/27	8,450
$ 9,000		JPM Capital Trust II, 7.950%, due 02/01/27	$9,591
19,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	18,918
11,000	@@	Paribas, 4.625%, due 12/31/49	9,508
6,000	@@	Petroleum Export Ltd., 4.623%, due 06/15/10	5,947
8,000	@@,#	Petroleum Export Ltd., 5.265%, due 06/15/11	7,933
19,165	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	19,147
3,000		Residential Capital Corp., 6.375%, due 06/30/10	3,051
3,000		Residential Capital Corp., 6.875%, due 06/30/15	3,193
100,000	#	Toll Road Investment, 18.110%, due 02/15/45	12,213
11,000	@@	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	11,955
			310,746
		Electric: 1.1%
13,905		CE Generation LLC, 7.416%, due 12/15/18	14,956
14,000		Consumers Energy Co., 4.250%, due 04/15/08	13,719
16,000	@@	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	18,770
13,000		Entergy Gulf States, Inc., 5.120%, due 08/01/10	12,694
11,000		Enterprise Capital Trust II, 5.747%, due 06/30/28	10,917
10,000		FirstEnergy Corp., 6.450%, due 11/15/11	10,613
17,000		FirstEnergy Corp., 7.375%, due 11/15/31	20,123
6,635	#	Juniper Generation, 6.790%, due 12/31/14	6,475
8,000	@@,+	Korea Electric Power Corp., 0.560%, due 04/01/96	4,840
9,000		NorthWestern Corp., 5.875%, due 11/01/14	9,062
7,000		Potomac Edison Co., 5.000%, due 11/01/06	7,011
5,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	5,076
2,349		PPL Montana LLC, 8.903%, due 07/02/20	2,710
3,000		Sierra Pacific Power Co., 6.250%, due 04/15/12	3,060
3,893	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	4,048
			144,074
		Food: 0.2%
3,000		Delhaize America, Inc., 8.050%, due 04/15/27	3,093
4,000		Delhaize America, Inc., 8.125%, due 04/15/11	4,380
15,000		Tyson Foods, Inc., 7.250%, due 10/01/06	15,243
			22,716

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
THE USLICO ASSET ALLOCATION PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Forest Products & Paper: 0.0%
$6,000		Georgia-Pacific Corp., 7.250%, due 06/01/28	$5,348
			5,348
		Gas: 0.1%
13,000	#	Williams Gas Pipelines Central, Inc., 7.375%, due 11/15/06	13,319
			13,319
		Home Builders: 0.0%
1,000		Technical Olympic USA, Inc., 9.000%, due 07/01/10	1,016
			1,016
		Insurance: 0.3%
14,000		AON Capital Trust, 8.205%, due 01/01/27	16,675
7,000	+	Prudential Financial, Inc., 4.104%, due 11/15/06	6,955
18,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	19,487
			43,117
		Media: 0.2%
6,000		Comcast Corp., 5.650%, due 06/15/35	5,540
8,000		Cox Communications, Inc., 6.850%, due 01/15/18	8,412
17,000	#	News America, Inc., 6.400%, due 12/15/35	17,192
			31,144
		Mining: 0.1%
7,000	@@	Vale Overseas Ltd., 8.250%, due 01/17/34	8,094
			8,094
		Multi-National: 0.0%
7,000	@@	Corp Andina de Fomento, 5.125%, due 05/05/15	6,907
			6,907
		Oil & Gas: 0.5%
7,000		Amerada Hess Corp., 6.650%, due 08/15/11	$7,531
7,000	@@,#	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	6,729
5,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	5,392
8,000	@@	Husky Oil Co., 8.900%, due 08/15/28	8,621
15,000	#	Pemex Project Funding Master Trust, 5.791%, due 06/15/10	15,563
12,000	@@,#	Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.298%, due 09/30/20	11,931
8,000	@@,#	Tengizchevroil, 6.124%, due 11/15/14	8,176
			63,943
		Pharmaceuticals: 0.1%
$9,000		AmerisourceBergen Corp., 5.625%, due 09/15/12	$9,045
3,000	#	AmerisourceBergen Corp., 5.875%, due 09/15/15	3,041
			12,086
		Pipelines: 0.3%
24,000	#	Cameron Highway Oil Pipeline, 5.860%, due 12/15/17	24,240
10,000	#	Kinder Morgan Finance Co. ULC, 5.350%, due 01/05/11	10,025
			34,265
		Real Estate: 0.1%
10,000		EOP Operating LP, 7.750%, due 11/15/07	10,480
			10,480
		Real Estate Investment Trust: 0.3%
2,000		Liberty Property LP, 6.375%, due 08/15/12	2,111
10,000		Liberty Property LP, 7.750%, due 04/15/09	10,756
9,000		Simon Property Group LP, 4.875%, due 03/18/10	8,892
13,000		Simon Property Group LP, 6.375%, due 11/15/07	13,290
			35,049
		Retail: 0.1%
11,000		May Department Stores Co., 3.950%, due 07/15/07	10,820
			10,820
		Savings & Loans: 0.1%
8,000		Great Western Financial, 8.206%, due 02/01/27	8,545
			8,545
		Telecommunications: 0.4%
7,000		AT&T Corp., 9.750%, due 11/15/31	8,819
9,000		BellSouth Corp., 4.200%, due 09/15/09	8,750
6,000	@@	Deutsche Telekom Intl. Finance BV, 8.000%, due 06/15/10	6,809
3,000		New Cingular Wireless Services, Inc., 8.125%, due 05/01/12	3,471
5,000	+	Sprint Capital Corp., 4.780%, due 08/17/06	4,997
7,000	@@	Telefonos de Mexico SA de CV, 4.750%, due 01/27/10	6,912
9,000		Verizon Global Funding Corp., 5.850%, due 09/15/35	8,703
			48,461
		Transportation: 0.1%
18,000		BNSF Funding Trust I, 6.613%, due 12/15/55	18,809
			18,809
		Total Corporate Bonds/Notes (Cost $1,172,636)	1,169,830

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
THE USLICO ASSET ALLOCATION PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.3%
		Federal Home Loan Bank: 0.6%
$ 60,000		3.250%, due 12/17/07	$58,395
25,000		4.125%, due 10/19/07	24,751
			83,146
		Federal Home Loan Mortgage Corporation: 4.9%
27,000		3.875%, due 06/15/08	26,480
27,000		4.000%, due 08/17/07	26,695
53,000		4.375%, due 11/16/07	52,671
25,000		4.500%, due 02/15/20	23,677
19,142		4.500%, due 12/15/16	18,912
52,000		4.625%, due 12/19/08	51,911
11,000		5.000%, due 05/15/20	10,854
29,311		5.000%, due 08/15/16	29,104
26,899		5.000%, due 08/15/21	26,734
23,000		5.000%, due 04/15/23	22,506
5,616		5.038%, due 04/01/35	5,519
17,563		5.220%, due 06/01/35	17,387
28,528		5.500%, due 11/15/18	28,847
113,000	W	5.500%, due 01/01/34	111,976
20,000		5.875%, due 03/21/11	20,864
16,466		5.958%, due 12/01/26	16,713
66,504		6.000%, due 01/15/29	67,993
81,540		6.500%, due 12/01/31	83,757
			642,600
		Federal National Mortgage Association: 7.8%
53,000		3.875%, due 07/15/08	51,962
16,000		4.250%, due 09/15/07	15,876
54,000	W	4.500%, due 01/15/19	52,549
9,000	W	4.500%, due 11/15/36	8,477
25,000		4.750%, due 12/25/42	24,897
20,660		4.818%, due 08/01/35	20,338
362,000	W	5.000%, due 01/12/36	350,800
6,000	W	5.000%, due 01/15/20	5,936
26,000		5.250%, due 08/01/12	26,286
40,000	W	5.500%, due 01/15/36	39,612
64,440	W	5.500%, due 01/15/20	64,843
22,356		5.500%, due 11/01/33	22,205
4,341		5.625%, due 07/01/27	4,451
28,653		5.680%, due 07/01/27	29,622
143,000	W	6.000%, due 01/15/34	144,340
52,864		6.000%, due 07/25/29	53,939
27,905		6.000%, due 04/25/31	28,665
32,000	W	6.500%, due 01/15/35	32,830
24,000		6.625%, due 11/15/10	25,963
18,123		7.500%, due 11/01/29	19,012
10,628		7.500%, due 01/25/48	11,082
			1,033,685
		Total U.S. Government Agency Obligations (Cost $1,761,400)	1,759,431

U.S. TREASURY OBLIGATIONS: 10.7%
		U.S. Treasury Bond: 1.8%
65,000		5.375%, due 02/15/31	73,034
45,000		6.000%, due 02/15/26	53,079
43,000		7.250%, due 05/15/16	52,812
38,000		9.250%, due 02/15/16	52,673
			231,598

		U.S. Treasury Note: 8.7%
$ 120,000	S	4.250%, due 11/30/07	$119,686
18,000		4.375%, due 11/15/08	18,008
517,000		4.375%, due 12/15/10	517,566
494,000		4.500%, due 11/15/15	498,207
			1,153,467
		U.S. Treasury STRIP: 0.2%
43,000		4.600%, due 05/15/16	26,969
			26,969
		Total U.S. Treasury Obligations (Cost $1,401,155)	1,412,034

ASSET-BACKED SECURITIES: 1.6%
		Automobile Asset Backed Securities: 0.5%
11,000		Carmax Auto Owner Trust, 4.210%, due 01/15/10	10,886
2,000		Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	1,957
5,000		Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	4,887
9,000		Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	8,911
35,000		USAA Auto Owner Trust, 2.040%, due 02/16/10	34,516
			61,157
		Credit Card Asset Backed Securities: 0.6%
12,000		Bank One Issuance Trust, 4.540%, due 09/15/10	11,890
11,000		Capital One Master Trust, 4.900%, due 03/15/10	11,021
36,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	36,157
3,000		Citibank Credit Card Master Trust I, 5.875%, due 03/10/11	3,093
12,000		MBNA Credit Card Master Note Trust, 4.950%, due 06/15/09	12,037
3,000		MBNA Master Credit Card Trust USA, 5.900%, due 08/15/11	3,101
			77,299
		Home Equity Asset Backed Securities: 0.3%
43,000		GSAA Trust, 5.242%, due 06/25/34	42,799
1,000	+	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	984
			43,783
		Other Asset Backed Securities: 0.2%
3,905		Chase Funding Mortgage Loan, 2.734%, due 09/25/24	3,884
5,000		Chase Funding Mortgage Loan, 4.045%, due 05/25/33	4,933
4,000		Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	3,952
8,000		Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	7,904

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
THE USLICO ASSET ALLOCATION PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Other Asset Backed Securities (continued)
$8,000		Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	$7,857
3,000		Popular ABS Mortgage Pass-Through Trust, 4.596%, due 11/25/35	2,967
			31,497
		Total Asset-Backed Securities (Cost $218,689)	213,736
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.9%
		Commercial Mortgage Backed Securities: 2.2%
10,000		Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	9,709
10,000		Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	9,930
7,000		Bear Stearns Commercial Mortgage Securities, 3.880%, due 08/13/39	6,742
1,000		Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	964
15,000		Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	14,664
1,000		Capco America Securitization Corp. ,6.460%, due 10/15/30	1,042
15,000		Commercial Mortgage Pass Through Certificates, 3.600%, due 03/10/39	14,424
32,000		CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	31,255
8,000		CS First Boston Mortgage Securities Corp., 7.545%, due 04/15/62	8,817
41,000		DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	42,283
10,000		DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	10,413
115,000		DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	122,976
1,000		Ge Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	987
15,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	14,586
1,000		LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	989
			289,781
		Whole Loan Collateral PAC: 0.1%
10,177		MASTR Alternative Loans Trust, 8.500%, due 05/25/33	10,400
			10,400
		Whole Loan Collateral CMO: 1.6%
$45,126		Banc of America Funding Corp., 5.278%, due 09/20/35	$44,363
9,788		Banc of America Mortgage Securities, 5.250%, due 11/25/19	9,769
30,618		Countrywide Alternative Loan Trust, 5.414%, due 10/25/35	30,436
16,228		Countrywide Home Loan Mortgage Pass Through Trust,5.000%, due 11/25/18	15,975
26,408		MASTR Alternative Loans Trust, 5.500%, due 01/25/20	26,532
11,332		Structured Adjustable Rate Mortgage Loan Trust, 4.689%, due 07/25/35	11,323
50,000		Suntrust Alternative Loan Trust, 6.500%, due 12/25/35	50,935
19,738		Washington Mutual, Inc., 6.000%, due 06/25/34	19,781
			209,114
		Whole Loan Collateral Support CMO: 0.0%
4,810		Banc of America Mortgage Securities, 5.500%, due 11/25/33	4,647
			4,647
		Total Collateralized Mortgage Obligations (Cost $538,749)	513,942
MUNICIPAL BONDS: 0.1%
		Municipal: 0.1%
5,000		New York, 5.000%, due 04/01/35	5,149
5,000		New York, 5.000%, due 11/01/08	5,208
5,000		New York, 5.000%, due 11/01/11	5,350
5,000		New York, 5.000%, due 11/01/15	5,389
		Total Municipal Bonds (Cost $21,327)	21,096
OTHER BONDS: 0.1%
		Foreign Government Bonds: 0.1%
4,000	@@	Mexico Government Bond, 6.625%, due 03/03/15	4,390
3,389	@@	Republica Orient Uruguay, 10.500%, due 10/20/06	5,120
		Total Other Bonds (Cost $7,889)	9,510
		Total Long-Term Investments (Cost $12,707,531)	13,124,611

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
THE USLICO ASSET ALLOCATION PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount				Value
SHORT-TERM INVESTMENT: 6.2%
		Repurchase Agreement: 6.2%
$822,000	S	Morgan Stanley Repurchase Agreement dated 12/30/05, 4.230%, due 01/03/06, $822,387 to be received upon repurchase (Collateralized by $2,575,000 Resolution Funding Corporation, 0.000%, Market Value plus accrued interest $840,738, due 01/15/30)		$822,000

		Total Short-Term Investments (Cost $822,000)		822,000

		Total Investments in Securities (Cost $13,529,531)*	105.5%	$13,946,611
		Other Assets and Liabilities-Net	(5.5)	(728,035)
		Net Assets	100.0%	$13,218,576

@                                    Non-income producing security

@@                        Foreign Issuer

ADR                     American Depositary Receipt

STRIP              Separate Trading of Registered Interest and Principal of Securities

+                                         Step-up basis bonds. Interest rates shown reflect current coupon rates.

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C                                        Bond may be called prior to maturity date.

W                                   When-issued or delayed delivery security.

S                                         Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

I                                            Illiquid security

X                                       Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*                                         Cost for federal income tax purposes is $13,557,840. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,918,302
Gross Unrealized Depreciation	(13,529,531)
Net Unrealized Appreciation	$388,771

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
THE USLICO BOND PORTFOLIO	AS OF DECEMBER 31, 2005

Principal Amount			Value
CORPORATE BONDS/NOTES: 19.7%
		Airlines: 0.0%
$955		United Airlines, Inc., 6.602%, due 09/01/13	$944
			944
		Banks: 4.1%
10,000	@@	Australia & New Zealand Banking Group Ltd., 4.588%, due 10/29/49	8,566
6,000	@@,#	Banco Santander Chile SA, 4.810%, due 12/09/09	5,986
7,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	7,803
1,000		BankAmerica Capital II, 8.000%, due 12/15/26	1,062
6,000	@@,#	Chuo Mitsui Trust & Banking Co., Ltd./The, 5.506%, due 04/15/49	5,824
3,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	3,144
5,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	6,166
2,000	#	First Chicago NBD Institutional Capital A, 7.950%, due 12/01/26	2,117
12,000	@@,#	HBOS PLC, 5.375%, due 11/29/49	11,996
10,000	@@	HSBC Bank PLC, 4.788%, due 06/29/49	8,400
6,000		Huntington Capital Trust I, 4.943%, due 02/01/27	5,711
10,000	@@	Lloyds TSB Bank PLC, 4.160%, due 08/29/49	8,701
5,000		M&T Bank Corp., 3.850%, due 04/01/13	4,887
4,000		Mellon Capital I, 7.720%, due 12/01/26	4,238
5,000	@@	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	5,421
5,000		PNC Funding Corp., 4.500%, due 03/10/10	4,909
2,000	#	Rabobank Capital Funding Trust, 5.254%, due 12/29/49	1,965
10,000	@@	Royal Bank of Scotland Group PLC, 4.875%, due 12/29/49	8,706
10,000	@@	Standard Chartered PLC, 4.875%, due 11/29/49	8,000
5,000	@@	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	5,307
1,000		Wachovia Corp., 5.500%, due 08/01/35	978
			119,887
		Beverages: 0.2%
6,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	7,043
			7,043
		Chemicals: 0.4%
1,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	1,016
11,000		Union Carbide Corp., 7.750%, due 10/01/2096	11,817
			12,833
		Commercial Services: 0.0%
$100,000	X	United-Matured Security, 0.000%, due 11/02/99	$0
			0
		Diversified Financial Services: 5.4%
1,000	@@,#,I	Alpine III, 4.882%, due 08/16/14	1,003
1,000	@@,#,I	Alpine III, 5.290%, due 08/16/14	1,003
2,000	@@,#,I	Alpine III, 7.090%, due 08/16/14	2,010
4,000	@@,#,I	Alpine III, 10.340%, due 08/16/14	4,114
1,902	@@,#	Arcel Finance Ltd., 5.984%, due 02/01/09	1,924
3,000	@@,#	Arcel Finance Ltd., 6.361%, due 05/01/12	2,956
2,836	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	3,040
7,665	#	Astoria Depositor Corp., 7.902%, due 05/01/21	7,861
13,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	13,495
11,174	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	11,216
5,000		Citigroup Capital II, 7.750%, due 12/01/36	5,262
8,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	8,483
5,000	@@	Financiere CSFB NV, 4.688%, due 03/29/49	4,175
5,000		Fund American Cos, Inc., 5.875%, due 05/15/13	5,053
12,000		General Motors Acceptance Corp., 7.000%, due 02/01/12	10,896
8,000		General Motors Acceptance Corp., 8.000%, due 11/01/31	7,683
5,000		Goldman Sachs Group, Inc., 4.620%, due 03/02/10	5,006
6,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	8,118
2,000		International Lease Finance Corp., 5.000%, due 04/15/10	1,991
5,000		JPM Capital Trust I, 7.540%, due 01/15/27	5,281
5,000		JPM Capital Trust II, 7.950%, due 02/01/27	5,328
10,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	9,957
6,000	@@	Paribas, 4.625%, due 12/31/49	5,186
3,000	@@	Petroleum Export Ltd., 4.623%, due 06/15/10	2,973
4,000	@@,#	Petroleum Export Ltd/Cayman SPV, 5.265%, due 06/15/11	3,967
9,966	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	9,956
1,000		Residential Capital Corp., 6.375%, due 06/30/10	1,017
1,000		Residential Capital Corp., 6.875%, due 06/30/15	1,064
6,000	@@	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	6,521
			156,539

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
THE USLICO BOND PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Electric: 2.7%
$7,725		CE Generation LLC, 7.416%, due 12/15/18	$8,309
8,000		Consumers Energy Co., 4.250%, due 04/15/08	7,840
8,000	@@	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	9,387
7,000		Entergy Gulf States, Inc., 5.120%, due 08/01/10	6,835
6,000		Enterprise Capital Trust II, 5.747%, due 06/30/28	5,955
5,000		FirstEnergy Corp., 6.450%, due 11/15/11	5,306
9,000		FirstEnergy Corp., 7.375%, due 11/15/31	10,653
3,792	#	Juniper Generation, 6.790%, due 12/31/14	3,700
4,000	@@,+	Korea Electric Power Corp., 0.560%, due 04/01/96	2,420
4,000		NorthWestern Corp., 5.875%, due 11/01/14	4,028
4,000		Potomac Edison Co., 5.000%, due 11/01/06	4,006
3,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	3,046
1,566		PPL Montana LLC, 8.903%, due 07/02/20	1,806
2,000		Sierra Pacific Power Co., 6.250%, due 04/15/12	2,040
1,947	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	2,024
			77,355
		Food: 0.4%
1,000		Delhaize America, Inc., 8.050%, due 04/15/27	1,031
2,000		Delhaize America, Inc., 8.125%, due 04/15/11	2,190
8,000		Tyson Foods, Inc., 7.250%, due 10/01/06	8,130
			11,351
		Forest Products & Paper: 0.1%
3,000		Georgia-Pacific Corp., 7.250%, due 06/01/28	2,674
			2,674
		Gas: 0.2%
7,000	#	Williams Gas Pipelines Central, Inc., 7.375%, due 11/15/06	7,172
			7,172
		Home Builders: 0.0%
1,000		Technical Olympic USA, Inc., 9.000%, due 07/01/10	1,016
			1,016
		Insurance: 0.8%
7,000		AON Capital Trust, 8.205%, due 01/01/27	8,337
4,000	+	Prudential Financial, Inc., 4.104%, due 11/15/06	3,975
10,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	10,826
			23,138
		Media: 0.6%
$3,000		Comcast Corp., 5.650%, due 06/15/35	$2,770
4,000		Cox Communications, Inc., 6.850%, due 01/15/18	4,206
9,000	#	News America, Inc., 6.400%, due 12/15/35	9,102
			16,078
		Mining: 0.2%
4,000	@@	Vale Overseas Ltd., 8.250%, due 01/17/34	4,625
			4,625
		Multi-National: 0.1%
4,000	@@	Corp Andina de Fomento, 5.125%, due 05/05/15	3,947
			3,947
		Oil & Gas: 1.2%
4,000		Amerada Hess Corp., 6.650%, due 08/15/11	4,303
4,000	@@,#	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	3,841
3,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	3,235
4,000	@@	Husky Oil Co., 8.900%, due 08/15/28	4,310
8,000	#	Pemex Project Funding Master Trust, 5.791%, due 06/15/10	8,300
6,000	@@,#	Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.298%, due 09/30/20	5,966
4,000	@@,#	Tengizchevroil, 6.124%, due 11/15/14	4,088
			34,043
		Pharmaceuticals: 0.2%
5,000		AmerisourceBergen Corp., 5.625%, due 09/15/12	5,025
2,000	#	AmerisourceBergen Corp., 5.875%, due 09/15/15	2,028
			7,053
		Pipelines: 0.6%
13,000	#	Cameron Highway Oil Pipeline, 5.860%, due 12/15/17	13,130
5,000	#	Kinder Morgan Finance Co. ULC, 5.350%, due 01/05/11	5,013
			18,143
		Real Estate: 0.2%
5,000		EOP Operating LP, 7.750%, due 11/15/07	5,240
			5,240
		Real Estate Investment Trust: 0.6%
1,000		Liberty Property LP, 6.375%, due 08/15/12	1,056
5,000		Liberty Property LP, 7.750%, due 04/15/09	5,378
5,000		Simon Property Group LP, 4.875%, due 03/18/10	4,940

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
THE USLICO BOND PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Real Estate Investment Trust (continued)
$7,000		Simon Property Group LP, 6.375%, due 11/15/07	$7,156
			18,530
		Retail: 0.2%
6,000		May Department Stores Co., 3.950%, due 07/15/07	5,902
			5,902
		Savings & Loans: 0.2%
4,000		Great Western Financial, 8.206%, due 02/01/27	4,273
			4,273
		Telecommunications: 0.9%
4,000		AT&T Corp., 9.750%, due 11/15/31	5,039
5,000		BellSouth Corp., 4.200%, due 09/15/09	4,861
3,000	@@	Deutsche Telekom International Finance BV, 8.000%, due 06/15/10	3,405
2,000		New Cingular Wireless Services, Inc., 8.125%, due 05/01/12	2,314
3,000	+	Sprint Capital Corp., 4.780%, due 08/17/06	2,998
4,000	@@	Telefonos de Mexico SA de CV, 4.750%, due 01/27/10	3,950
4,000		Verizon Global Funding Corp., 5.850%, due 09/15/35	3,868
			26,435
		Transportation: 0.4%
10,000		BNSF Funding Trust I, 6.613%, due 12/15/55	10,449
			10,449
		Total Corporate Bonds/Notes (Cost $575,894)	574,670
U.S. GOVERNMENT AGENCY OBLIGATION: 34.7%
		Federal Home Loan Bank: 1.5%
30,000		3.250%, due 12/17/07	29,197
15,000		4.125%, due 10/19/07	14,851
			44,048
		Federal Home Loan Mortgage Corporation: 9.6%
14,000		3.875%, due 06/15/08	13,731
14,000		4.000%, due 08/17/07	13,842
29,000		4.375%, due 11/16/07	28,820
12,000		4.500%, due 02/15/20	11,365
12,020		4.500%, due 12/15/16	11,875
29,000		4.625%, due 12/19/08	28,950
12,000		5.000%, due 04/15/23	11,742
6,000		5.000%, due 05/15/20	5,920
16,609		5.000%, due 08/15/16	16,492
14,751		5.000%, due 08/15/21	14,661
2,808		5.038%, due 04/01/35	2,760
8,319		5.220%, due 06/01/35	8,236
15,561		5.500%, due 11/15/18	15,735
42,000	W	5.500%, due 01/01/34	41,619
11,000		5.875%, due 03/21/11	11,475
6,296		5.958%, due 12/01/26	6,390
34,468		6.000%, due 01/15/29	35,239
			278,852
		Federal National Mortgage Association: 23.6%
$28,000		3.875%, due 07/15/08	$27,452
9,000		4.250%, due 09/15/07	8,930
28,000	W	4.500%, due 01/15/19	27,248
5,000	W	4.500%, due 11/15/36	4,709
14,000		4.750%, due 12/25/42	13,942
11,806		4.818%, due 08/01/35	11,622
191,000	W	5.000%, due 01/15/36	185,091
113,000	W	5.000%, due 01/15/20	111,799
14,000		5.250%, due 08/01/12	14,154
38,000	W	5.500%, due 01/12/36	37,632
61,000	W	5.500%, due 01/15/20	61,381
12,898		5.500%, due 11/01/33	12,811
868	I	5.625%, due 07/01/27	890
10,772		5.680%, due 07/01/27	11,136
26,432		6.000%, due 07/25/29	26,970
14,617		6.000%, due 04/25/31	15,015
39,000	W	6.000%, due 01/15/34	39,366
40,000	W	6.500%, due 01/15/35	41,038
13,000		6.625%, due 11/15/10	14,063
18,123		7.500%, due 11/01/29	19,012
5,458		7.500%, due 01/25/48	5,690
			689,951
		Total U.S. Government Agency Obligations (Cost $1,014,663)	1,012,851

U.S. TREASURY OBLIGATIONS: 30.8%

		U.S. Treasury Bonds: 8.6%
23,000		4.600%, due 05/15/16	14,425
25,000		5.375%, due 02/15/31	28,090
25,000		6.000%, due 02/15/26	29,488
103,000		6.250%, due 08/15/23	123,029
23,000		7.250%, due 05/15/16	28,249
20,000		9.250%, due 02/15/16	27,722
			251,003
		U.S. Treasury Notes: 22.2%
131,000	S	4.250%, due 11/30/07	130,657
70,000		4.375%, due 11/15/08	70,033
276,000		4.375%, due 12/15/10	276,302
168,000		4.500%, due 11/15/15	169,431
			646,423
		Total U.S. Treasury Obligations (Cost $892,067)	897,426

ASSET-BACKED SECURITIES: 4.0%

		Automobile Asset Backed Securities: 1.2%
6,000		Carmax Auto Owner Trust, 4.210%, due 01/15/10	5,937
2,000		Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	1,957
3,000		Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	2,932
5,000		Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	4,950
20,000		USAA Auto Owner Trust, 2.040%, due 02/16/10	19,725
			35,501

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
THE USLICO BOND PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Credit Card Asset Backed Securities: 1.4%
$6,000		Bank One Issuance Trust, 4.540%, due 09/15/10	$5,945
6,000		Capital One Master Trust, 4.900%, due 03/15/10	6,011
19,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	19,083
1,000		Citibank Credit Card Master Trust I, 5.875%, due 03/10/11	1,030
8,000		MBNA Credit Card Master Note Trust, 4.950%, due 06/15/09	8,025
2,000		MBNA Master Credit Card Trust USA, 5.900%, due 08/15/11	2,068
			42,162
		Home Equity Asset Backed Securities: 0.8%
24,000		GSAA Trust, 5.242%, due 06/25/34	23,888
			23,888
		Other Asset Backed Securities: 0.6%
2,343		Chase Funding Mortgage Loan, 2.734%, due 09/25/24	2,330
4,000		Chase Funding Mortgage Loan, 4.045%, due 05/25/33	3,947
2,000		Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	1,976
3,000		Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	2,964
3,000		Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	2,946
2,000		Popular ABS Mortgage Pass-Through Trust, 4.596%, due 11/25/35	1,978
			16,141
		Total Asset-Backed Securities (Cost $120,403)	117,692

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.5%

		Commercial Mortgage Backed Securities: 5.1%
3,000		Bear Stearns Commercial Mortgage Securities, 3.880%, due 08/13/39	2,889
8,000		Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	7,820
8,000		Commercial Mortgage Pass Through Certificates, 3.600%, due 03/10/39	7,693
17,000		CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	16,604
4,000		CS First Boston Mortgage Securities Corp., 7.545%, due 04/15/62	4,408
22,000		DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	22,688
5,000		DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	5,207
63,000		DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	67,370
4,863		Ge Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	4,750
10,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	9,724
			149,153
		Whole Loan Collateral PAC: 0.2%
$5,562		MASTR Alternative Loans Trust, 8.500%, due 05/25/33	$5,684
			5,684
		Whole Loan Collateral CMO: 2.1%
5,270		Banc of America Mortgage Securities, 5.250%, due 11/25/19	5,260
15,803		Countrywide Alternative Loan Trust, 5.414%, due 10/25/35	15,709
9,088		Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	8,946
14,964		MASTR Alternative Loans Trust, 5.500%, due 01/25/20	15,035
6,973		Structured Adjustable Rate Mortgage Loan Trust, 4.689%, due 07/25/35	6,968
10,890		Washington Mutual, Inc., 6.000%, due 06/25/34	10,914
			62,832
		Whole Loan Collateral Support CMO: 0.1%
2,061		Banc of America Mortgage Securities, 5.500%, due 11/25/33	1,992
			1,992
		Total Collateralized Mortgage Obligations (Cost $232,626)	219,661
MUNICIPAL BONDS: 0.5%
		Municipal: 0.5%
5,000		New York, 5.000%, due 11/01/08	5,208
5,000		New York, 5.000%, due 11/01/11	5,350
5,000		New York, 5.000%, due 11/01/15	5,388
			15,946
		Total Municipal Bonds (Cost $16,210)	15,946
OTHER BONDS: 0.1%
		Foreign Government Bonds: 0.1%
2,000	@@	Mexico Government Bond, 6.625%, due 03/03/15	2,195
		Total Other Bonds (Cost $2,202)	2,195

Shares			Value

PREFERRED STOCK: 1.4%
		Banks: 0.4%
1		DG Funding Trust	10,656
			10,656
		Diversified Financial Services: 0.1%
175	C	National Rural Utilities Cooperative Finance Corp.	4,130
			4,130

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
THE USLICO BOND PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares				Value
		Insurance: 0.7%
392	@@	Aegon NV		$9,902
425	C	Metlife, Inc.		11,016
				20,918
		Telecommunications: 0.2%
4	@@,#	Centaur Funding Corp.		5,183
				5,183
		Total Preferred Stock (Cost $41,036)		40,887

		Total Long-Term Investments (Cost $2,895,101)		2,881,328

Principal Amount				Value
SHORT-TERM INVESTMENT: 20.4%
		Repurchase Agreement: 20.4%
$596,000	S	Morgan Stanley Repurchase Agreement dated 12/30/05, 4.230%, due 01/03/06 $596,280 to be received upon repurchase (Collateralzed by $1,865,000 Resolution Funding Corporation, 0.000% Market Value plus accrued interest $608,923, due 01/15/30)		$596,000
		Total Short-Term Investments: (Cost $596,000)		596,000

				Value
		Total Investments in Securities (Cost $3,491,101)*	119.1%	$3,477,328
		Other Assets and Liabilities-Net	(19.1)	(558,638)
		Net Assets	100.0%	$2,918,690

@@	Foreign Issuer
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
W	When-issued or delayed delivery security.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $3,494,291. Net unrealized depreciation consists of:
	Gross Unrealized Appreciation			$11,490
	Gross Unrealized Depreciation			(28,453)
	Net Unrealized Depreciation			$(16,963)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
THE USLICO MONEY MARKET PORTFOLIO(1)	AS OF DECEMBER 31, 2005

Principal Amount	Value
ASSET-BACKED SECURITIES: 8.8%
$250,000	#	Newcastle CDO III Corp., 4.409%, due 09/24/38	$250,000
250,000	@@,#	Whitehawk CDO Funding Ltd., 4.511%, due 09/15/06	250,000
Total Asset-Backed Securities (Cost $500,000)	500,000
COMMERCIAL PAPER: 33.3%
250,000	American Express Bank FSB, 4.430%, due 03/16/06	250,000
100,000	Australia and New Zealand Banking Group Ltd., 4.180%, due 01/19/06	99,780
200,000	CBA Finance, 4.180%, due 2/7/06	199,122
250,000	Master Funding LLC, 3.780%, due 01/13/06	249,660
150,000	Merrill Lynch & Co., Inc., 4.727%, due 06/19/06	150,044
250,000	Monument Gardens Funding, 3.620, due 01/09/06	249,774
250,000	Three Pillars Funding Corp., 3.860%, due 01/09/06	249,759
250,000	Tulip Funding Corp., 4.100%, due 01/17/06	249,517
200,000	UBS Finance, 4.220%, due 03/02/06	198,567
Total Commercial Paper (Cost $1,896,223)	1,896,223
CORPORATE BONDS/NOTES: 43.7%
100,000	#	American General Finance Corp. 4.500%, due 02/15/07	100,000
24,000	American General Finance Corp., 5.875%, due 07/14/06	24,232
250,000	Banque Nationale de Paris, 4.420%, due 06/21/06	249,961
100,000	Bear Stearns Cos, Inc., 4.419%, due 11/28/06	100,000
100,000	Bear Stearns Cos, Inc., 4.448%, due 12/05/06	100,000
250,000	#	Cargill, Inc., 6.250%, due 05/01/06	251,326
100,000	@	Caterpillar Financial Services Corp., 2.650%, due 01/30/06	99,870
100,000	Citigroup, Inc., 4.625%, due 03/20/06	100,003
250,000	#	Concord Minutemen Capital Co. LLC, 4.669%, due 01/10/07	249,996
250,000	General Electric Capital Corp., 4.627%, due 09/18/06	250,248
250,000	#	Goldman Sachs Group LP, 4.490%, due 12/15/06	250,000
100,000	Morgan Stanley Group, Inc., 4.799%, due 03/27/06	100,063
250000	PNC Bank NA, 4.310%, due 03/21/06	249,967
50,000	Societe Generale, 4.319%, due 03/30/06	49,996
200,000	Washington Mutual Bank, 4.380%, due 05/31/06	200,000
112,000	Wells Fargo & Co., 4.540%, due 03/03/06	112,003
Total Corporate Bonds/Notes (Cost $2,487,665)	2,487,665
U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.6%
Federal Home Loan Bank 2.6%
$150,000	4.427%, due 06/14/06	$149,984
Total U.S. Government Agency Obligations (Cost $149,984)	149,984
REPURCHASE AGREEMENT: 11.9%
678,000	Goldman Sachs Repurchase Agreement dated 12/30/05, 4.250%, due 01/03/05, $678,320, to be receieved upon repurchase (Collateralized by $704,000 Federal Home Loan Mortgage Association,3.625%, Market Value plus accrued interest $692,302, due 09/15/08	678,000
Total Repurchase Agreement (Cost $678,000)	678,000
Total Investments in Securities (Cost $5,711,872)*	100.3%	$5,711,872
Other Assets and Liabilities-Net	(0.3)	(16,486)
Net Assets	100.0%	$5,695,386

(1)

All securities with a maturity date greater than one year have either a variable rate, a demand feature, are prerefunded or have an optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

@@	Foreign Issuer
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

Industry	Percentage of Net Assets
Agricultural Operations	4.4%
Commercial Banks - Eastern US	11.4
Commercial Banks - Western US	4.4
Diversified Financial Services	4.4
Finance - Commercial	1.8
Finance - Consumer Loans	2.2
Finance - Invest Banker/Broker	17.5
Asset Backed Securities	8.8
Repurchase Agreement	11.9
Savings and Loans - Western US	3.5
Sovereign Agency	2.6
Special Purpose Entity	25.4
Super-Regional Banks - U.S.	2.0
Other Assets and Liabilities, Net	(0.3)
Net Assets	100%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
THE USLICO STOCK PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 99.7%
		Aerospace/Defense: 1.9%
5,660		United Technologies Corp.	$316,451
			316,451
		Agriculture: 2.5%
5,745	S	Altria Group, Inc.	429,266
			429,266
		Apparel: 1.0%
1,980		Nike, Inc.	171,844
			171,844
		Banks: 5.3%
7,640		Bank of America Corp.	352,586
900		City National Corp.	65,196
4,090		US BanCorp.	122,250
5,760		Wells Fargo & Co.	361,901
			901,933
		Beverages: 1.0%
2,825		PepsiCo, Inc.	166,901
			166,901
		Biotechnology: 1.7%
3,600	@	Amgen, Inc.	283,896
			283,896
		Chemicals: 1.0%
4,000		EI Du Pont de Nemours & Co.	170,000
			170,000
		Computers: 2.6%
15,300	@	EMC Corp.	208,386
2,870		International Business Machines Corp.	235,914
			444,300
		Cosmetics/Personal Care: 4.1%
5,420		Avon Products, Inc.	154,741
3,120		Colgate-Palmolive Co.	171,132
6,243		Procter & Gamble Co.	361,345
			687,218
		Distribution/Wholesale: 1.5%
5,800	@	Wesco International, Inc.	247,834
			247,834
		Diversified Financial Services: 10.1%
3,480		Capital One Financial Corp.	300,672
11,530		Citigroup, Inc.	559,551
7,970		Countrywide Financial Corp.	272,494
1,500		Franklin Resources, Inc.	141,015
2,225		Goldman Sachs Group, Inc.	284,155
2,000		Merrill Lynch & Co., Inc.	135,460
			1,693,347
		Electric: 0.8%
2,170		Public Service Enterprise Group, Inc.	140,985
			140,985
		Electronics: 3.7%
9,650	@	Jabil Circuit, Inc.	$357,915
7,500		Symbol Technologies, Inc.	96,150
4,150	@	Thomas & Betts Corp.	174,134
			628,199
		Food: 1.0%
3,100		Hershey Foods Corp.	171,275
			171,275
		Healthcare-Products: 4.3%
3,200		Baxter Intl., Inc.	120,480
6,875		Johnson & Johnson	413,188
3,210		Medtronic, Inc.	184,800
			718,468
		Healthcare-Services: 2.2%
3,280	@	Health Net, Inc.	169,084
5,080	@	Triad Hospitals, Inc.	199,288
			368,372
		Insurance: 4.7%
4,100	@@	ACE Ltd	219,104
3,225		American Intl. Group, Inc.	220,042
5,700	@@	Axis Capital Holdings Ltd.	178,296
3,885		St. Paul Cos.	173,543
			790,985
		Internet: 2.3%
2,300	@	eBay, Inc.	99,475
7,235	@	Yahoo!, Inc.	283,467
			382,942
		Leisure Time: 1.1%
4,110		Royal Caribbean Cruises Ltd.	185,197
			185,197
		Lodging: 2.6%
3,730		Harrah’s Entertainment, Inc.	265,912
7,480		Hilton Hotels Corp.	180,343
			446,255
		Media: 3.0%
14,360		Time Warner, Inc.	250,438
7,690	@	Viacom, Inc.	250,694
			501,132
		Miscellaneous Manufacturing: 6.3%
2,450		Cooper Industries Ltd.	178,850
3,450		Danaher Corp.	192,441
14,390		General Electric Co.	504,370
4,540		Roper Industries, Inc.	179,375
			1,055,036
		Oil & Gas: 8.0%
5,910		ENSCO Intl., Inc.	262,109
10,310	S	Exxon Mobil Corp.	579,113
2,120	@	Newfield Exploration Co.	106,148
3,160	@	Plains Exploration & Production Co.	125,547
2,880	@	Southwestern Energy Co.	103,507
3,790		XTO Energy, Inc.	166,533
			1,342,957

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
THE USLICO STOCK PORTFOLIO	AS OF DECEMBER 31, 2005

Shares				Value
		Oil & Gas Services: 3.6%
5,520	@	Dresser-Rand Group, Inc.		$133,474
3,940		Halliburton Co.		244,122
2,400		Schlumberger Ltd.		233,160
				610,756
		Pharmaceuticals: 5.4%
765	@	Gilead Sciences, Inc.		40,262
4,010	@	Medco Health Solutions, Inc.		223,758
11,705		Pfizer, Inc.		272,961
4,295	@@	Teva Pharmaceutical Industries Ltd. ADR		184,728
4,100		Wyeth		188,887
				910,596
		Retail: 4.5%
6,500		CVS Corp.		171,730
3,410		Home Depot, Inc.		138,037
6,500	@	Urban Outfitters, Inc.		164,515
5,985		Wal-Mart Stores, Inc.		280,098
				754,380
		Semiconductors: 6.5%
5,500	@	Broadcom Corp.		259,325
9,990		Intel Corp.		249,350
7,960		Maxim Integrated Products		288,470
30,125	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR		298,539
				1,095,684
		Software: 3.5%
9,985		Microsoft Corp.		261,108
26,650	@	Oracle Corp.		325,397
				586,505
		Telecommunications: 3.5%
9,410		BellSouth Corp.		255,011
15,640	@	Cisco Systems, Inc.		267,757
2,940		Motorola, Inc.		66,415
				589,183
		Total Common Stock (Cost $15,998,144)		16,791,897

Principal Amount				Value
SHORT-TERM INVESTMENT: 0.5%
		Repurchase Agreement: 0.5%
$76,000		Morgan Stanley Repurchase Agreement dated 12/30/05, 4.230%, due 01/03/06, $76,036 to be received upon repurchase (Collateralized by $240,000 Resolution Funding Corp., 0.000%, Market Value plus accrued interest $78,360, due 01/15/30		$76,000
		Total Short-Term Investments (Cost $76,000)		76,000
		Total Investments in Securities (Cost $16,074,144)*	100.2%	$16,867,897
		Other Assets and Liabilities-Net	(0.2)	(26,714)
		Net Assets	100.0%	$16,841,183

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
*	Cost for federal income tax purposes is $16,118,051. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$1,038,455
	Gross Unrealized Depreciation	(288,609)
	Net Unrealized Appreciation	$749,846

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2005 were as follows:

Fund Name	Type	Per Share Amount
The Asset Allocation Portfolio	NII	$0.1691
The Bond Portfolio	NII	$0.3399
The Money Market Portfolio	NII	$0.0260
The Stock Portfolio	NII	$0.1197

NII — Net investment income

Of the ordinary distributions made during the year ended December 31, 2005, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

The Asset Allocation Portfolio	41.68%
The Bond Portfolio	0.45%
The Stock Portfolio	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Funds are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	January 2005 - Present	Unemployed. Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	172	None

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 60	Trustee	February 2002 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	172	None

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 57	Trustee	February 2002 - Present	President, College of New Jersey (January 1999 - Present).	172	None

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 62	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present). and Executive Vice President, Frontier Insurance Group, Inc. (September 1998 - March 2001).	172	Assured Guaranty Ltd. (November 2003 - Present).

Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 69	Trustee	September 1999 - Present	Retired.	172	BestPrep (September 1991 - Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 60	Chairman and Trustee	February 2001 - Present	Private Investor (June 1997 - Present). Formerly, Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	172	JDA Software Group, Inc. (January 1999 - Present); and Swift Transportation Co. (March 2004 - Present).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 66	Trustee	February 2001 - Present	President and Director, F.L. Putnam Securities Company, Inc. (July 1978 - Present).	172

Progressive Capital Accumulation Trust (August 1998 - Present); Principled Equity Market Trust (November 1996 - Present); Mercy Endowment Foundation (September 1995 - Present); Asian American Bank and Trust Company (June 1992 - Present); and Notre Dame Health Care Center (July 1991 - Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 60	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	172	AmeriGas Propane, Inc. (January 1998 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 69	Trustee	February 2001 - Present	Retired. Formerly, Vice President - Finance and Administration, The Channel Corporation (June 1996 - April 2002). Formerly, Trustee, First Choice Funds (February 1997 - April 2001).	172	Touchstone Consulting Group (June 1997 - Present); and Jim Henson Legacy (April 1994 - Present).

Trustees who are “Interested Persons”:

Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 49	Trustee	February 2001 - Present	Chief Executive Officer, ING U.S. Financial Services (January 2005 - Present); General Manager and Chief Executive Officer, U.S. Financial Services (December 2003 - December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 - December 2003); and General Manager and Chief Executive Officer, U.S. Worksite Financial Services (December 2000 - September 2001).	212

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 66	Trustee	February 2001 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Company (July 1993 - September 2000) Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001) Director of Northern Life Insurance Company (March 1985 - April 2000); Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	172	Hormel Foods Corporation (March 2000 - Present); ShopKo Stores, Inc. (August 1999 - Present); and Conseco, Inc. (September 2003 - Present).

(1)          Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)          Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)          Valuation, Proxy and Brokerage Committee member.

(4)          Audit Committee member.

(5)          Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)          Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 56	President and Chief Executive Officer and Chief Operating Officer	February 2001 - Present

President, Chief Executive Officer and Chief Operating Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 47	Executive Vice President	February 2002 - Present

Executive Vice President (December 2001 - Present) and Formerly Chief Compliance Officer, ING Investments, LLC (October 2004 - December 2005), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); and Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 55	Executive Vice President	July 2000 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer ING Investments LLC (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 51	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present) and ING Investments, LLC and Directed Services, Inc. (January 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 38	Senior Vice President, Chief Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); and Director, Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 42	Senior Vice President and Assistant Secretary	January 2000 - Present	Senior Vice President ING Funds Services, LLC (August 1999 - Present) Assistant Secretary ING Funds Services, LLC (October 2001 - Present).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 41	Senior Vice President	November 2003 - Present

Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003); and Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 38	Vice President and Treasurer	July 2000 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 51	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President, ING Investments, LLC (February 2003 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 47	Vice President	September 2004 - Present

Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd Scottsdale, Arizona 85258 Age : 39	Vice President	March 2005 - Present

Vice President, ING Fund Services, LLC (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Funds Services, LLC (April 2004 - April 2005); Manager, Financial Reporting, ING Funds Services, LLC (August 2002 - April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 29	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age : 48	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 42	Secretary	August 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 42	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Robin R. Nesbitt 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age : 32	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts remain in effect only if the Board of Trustees (the “Board”) of USLICO Series Fund, including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew them. In this regard, at a meeting held on November 10, 2005 the Board, including a majority of the Independent Trustees, considered whether to renew the Advisory Contract (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the Portfolios and the Sub-Advisory Contract (“Sub-Advisory Contract”) with ING Investment Management, Co., the sub-adviser to the Portfolios (the “Sub-Adviser” or “ING IM”).

The Independent Trustees also held separate meetings on October 11 and November 8, 2005 to consider renewals of the Advisory Contract and Sub-Advisory Contract. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 10, 2005 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contract and Sub-Advisory Contract for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 10, 2005 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the year ending November 30, 2006. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolios’ advisory and sub-advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board determined to undertake steps to further enhance the process under which the Board determines whether to renew existing Advisory and Sub-Advisory Contracts and to approve new advisory arrangements. Among the measures the Board implemented was to: retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees of the Board in working with the personnel employed by the Portfolios’ Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Trustees to inform their deliberations with respect to advisory and sub-advisory relationships; establish the format in which the information requested by the Board is provided to the Board; and determine the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Portfolios’ Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees. The type and format of the information provided to the Board or its counsel to inform its annual review and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Portfolio-specific information to the Board based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Board’s review of Advisory and Sub-Advisory Contracts. Certain of this information for a representative

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

sample of Funds in the ING Funds complex (other than the Portfolios) was verified, at Board’s request, by an independent firm to test its accuracy.

On its own and as part of a regular ongoing process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of each Portfolio. The Investment Review Committees also meet regularly with the Adviser and periodically with the Sub-Adviser. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged a benchmark and/or peer group.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2006. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract and Sub-Advisory Contract for the Portfolios for the year ending November 30, 2006, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information about the Adviser and Sub-Adviser provided throughout the year at regular Board meetings, as well as information furnished for the November 10, 2005 Board meeting, which was held to specifically consider renewal for the period ending November 30, 2006. In addition, the Board’s Independent Trustees also held meetings on October 11th and November 8th, prior to the November 10, 2005 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board prior to the November 2005 Board meeting included the following items: (1) FACT sheets for each Portfolio that provide information about the performance and expenses of the Portfolio and other, similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Portfolio’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses to a detailed series of questions from K&LNG, legal counsel to the Independent Trustees; (4) copies of the forms of Advisory Contract and Sub-Advisory Contract; (5) copies of the Form ADV for the Adviser and the Sub-Adviser; (6) financial statements for the Adviser and the Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contract and Sub-Advisory Contract, including a written analysis for each Portfolio of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

Each Portfolio currently has only one class of shares, which were compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds chosen for inclusion in a Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the Portfolio class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the advisory arrangements with the Adviser, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board considered the techniques that the Adviser developed, in response to the direction of the Board, to screen and perform due diligence on sub-advisers that are recommended to the Board to manage the Funds in the ING Funds complex. The Board also noted the resources that the Adviser has committed to the Board and its Investment Review Committees to assist the Board and Committee members with their assessment of the investment performance of the Portfolios. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board, and who have developed attribution analyses and other metrics used by the Investment Review Committees to analyze the key factors underlying investment performance for the Portfolios.

The Board also noted the techniques used by the Adviser to monitor the performance of the sub-advisers to the Funds in the ING Funds complex, including ING IM, and took note of the pro-active approach that the Adviser, working in cooperation with the Board’s Investment Review Committees, has taken to advocate or recommend,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

when it believed appropriate, changes intended to assist performance of the Portfolios. These changes have historically included modifications in personnel responsible for managing a Portfolio.

In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments between the same class of shares of such Funds, without a sales charge, or among Funds available in a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the Portfolios through re-negotiated arrangements with the Portfolios’ service providers. In addition, the Board considered the extensive efforts of the Adviser and expense it incurred in recent years to help make the Fund complex more efficient by reducing the number of Funds in the complex through reorganizations of similar Funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board evaluated the Adviser’s and ING IM’s regulatory compliance systems and procedures reasonably designed to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and ING IM of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the reports of the Chief Compliance Officer and his recommendations. In this regard, the Board also considered the policies and procedures developed by the Chief Compliance Officer in consultation with the Board’s Compliance Committee that guide the Chief Compliance Officer’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and ING IM were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Portfolio, taking into account the importance of such performance to the Portfolio’s shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Portfolio FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for each Portfolio included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Portfolio’s primary benchmark. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that these savings are passed through in the form of breakpoints on advisory fees that resulted in savings to the Portfolios. The Board also considered the waivers to or reimbursements of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

advisory or other fees payable by the Portfolios, taking into account the extent to which economies of scale could effectively be realized through such waivers or reimbursements.

Information about Services to Other Clients

The Board requested and considered information about the nature of services and fee rates offered by the Adviser and ING IM to other clients, including other registered investment companies and institutional accounts.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to ING IM for sub-advisory services. In addition, the Board reviewed and took into account fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structures of the Portfolios as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and Sub-Adviser, and their respective affiliates, from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2006.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by ING IM with respect to its profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and Sub-Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

In their examination of advisory fees, the Independent Trustees have, from time to time, requested the Adviser, and the Adviser has agreed, to implement remedial actions for certain Portfolios. These remedial actions have included, among others, changes to the portfolio manager managing a Portfolio. The Independent Trustees requested these adjustments largely on the basis of: (a) a Portfolio’s performance, as compared to its Selected Peer Group; (b) the performance of a Portfolio, as compared to its benchmarks; or (c) a Portfolio’s expenses in relation to its Selected Peer Group.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and Sub-Adviser were not excessive.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 meeting in relation to renewing each Portfolio’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2006. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

prospectus. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

USLICO Series Fund — The Asset Allocation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for USLICO Series Fund — The Asset Allocation Portfolio (“The Asset Allocation Portfolio”), the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median for all periods presented, except the three-year period; (2) the Portfolio underperformed its equity benchmark for the one-, three- and five-year periods, but outperformed for the most recent calendar quarter and year-to-date periods; and (3) the Portfolio underperformed its fixed income benchmark for all periods presented, except the three-year period.

In analyzing this performance data, the Board also considered that, in May 2005, two new portfolio managers assumed responsibility for the Portfolio to enhance performance. The Board also took into account that it had approved, at its November meeting, the merger of Asset Allocation Portfolio with and into ING VP Balanced Portfolio, Inc., another Fund in the ING Funds complex overseen by another Board of Directors, and that this merger would be completed in 2006 if approved by the Fund’s shareholders and by the Board of Directors that oversees ING VP Balanced Portfolio, Inc.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for The Asset Allocation Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of The Asset Allocation Portfolio, as compared to its Selected Peer Group, including that: (a) taking into account fee waivers mandated under the variable life insurance policies for which series of USLICO Series Fund serve as investment vehicles, the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations that, with only $12.9 million in assets as of June 30, 2005, The Asset Allocation Portfolio is small, and fixed costs spread over a small asset base tend to cause higher expense ratios.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) in view of the factors considered by the Board, it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

USLICO Series Fund — The Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for USLICO Series Fund — The Bond Portfolio (“The Bond Portfolio”), the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods, but underperformed for the three- and five-year periods; and (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods, and underperformed for the most recent calendar quarter, three- and five-year periods.

In analyzing this performance data, the Board also considered that, in February 2003, a new portfolio manager assumed responsibility for the Portfolio in an effort to enhance the Portfolio’s performance, and performance has improved. The Board also took into account that it had approved, at its November meeting, the merger of The Bond Portfolio with and into ING VP Intermediate Bond Portfolio, another Fund in the ING Funds complex overseen by another Board of Trustees, and that this merger would be completed in 2006 if approved by the Fund’s shareholders and by the Board of Trustees that oversees ING VP Intermediate Bond Portfolio.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for The Bond Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of The Bond Portfolio, as compared to its Selected Peer Group, including that: (a) taking into account fee waivers mandated under the variable life insurance policies for which USLICO’s series serve as investment vehicles, the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the Portfolios in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations that, with only $2.9 million in assets as of June 30, 2005, The Bond Portfolio is small, and fixed costs spread over a smaller asset base tend to cause higher expense ratios.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) in view of the factors considered by the Board, it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

USLICO Series Fund — The Money Market Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for USLICO Series Fund — The Money Market Portfolio (“The Money Market Portfolio”), the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for all periods presented, except for the three- and five-year periods; and (2) the Portfolio outperformed its benchmark for the most recent calendar quarter, year-to-date, one- and three-year periods.

In analyzing this performance data, the Board also considered that in November 2004 there was a change in portfolio management, and performance during more recent periods had been reasonable. The Board also took into account that it had approved, at its November 2005 meeting, the merger of The Money Market Portfolio with and into ING Liquid Assets Portfolio, another Fund in the ING Funds complex, and that this merger would be completed in 2006 if approved by the Fund’s shareholders.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) taking into account fee waivers mandated under variable life insurance policies, the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations that, with only $6.1 million in assets as of June 30, 2005, The Money Market Portfolio is small, and fixed costs spread over a smaller asset base tend to cause higher expense ratios.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) in view of the factors considered by the Board, it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

USLICO Series Fund — The Stock Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for USLICO Series Fund — The Stock Portfolio (“The Stock Portfolio”), the Board considered that, based on performance data for the periods ended June 30, 2005 the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented.

In analyzing this performance data, took into account that, in September 2005, there was a change in the Portfolio’s portfolio management to enhance performance. The Board also took into account that it had approved, at its November meeting, the merger of The Stock Portfolio with and into ING Fundamental Research Portfolio, another Fund in the ING Funds complex, and that this merger would be completed in 2006 if approved by the shareholders of ING Fundamental Research Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for The Stock Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of The Stock Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations that, with only $16.2 million in assets as of June 30, 2005, The Stock Portfolio is small, and fixed costs spread over a small asset base tend to cause higher expense ratios.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) in view of the factors considered by the Board, it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Manager	Independent Registered Public Accounting Firm
ING Investments, LLC	KPMG LLP
7337 East Doubletree Ranch Road	99 High Street
Scottsdale, Arizona 85258	Boston, Massachusetts 02110

Administrator	Legal Counsel
ING Funds Services, LLC	Dechert LLP
7337 East Doubletree Ranch Road	1775 I Street, N.W.
Scottsdale, Arizona 85258	Washington, D.C. 20006

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UUSLICO	(1205-022406)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $61,000 for year ended December 31, 2005 and $55,500 for year ended December 31, 2004.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $7,600 for year ended December 31, 2005 and $0 for year ended December 31, 2004.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $3,300 in the year ended December 31, 2005 and $15,190 in the year ended December 31, 2004.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

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FORM OF

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended:  November 9, 2005

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,300 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,000 per audit

(1)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,000 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $20,000 per fund per year

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Loan Staff Services		☒	Not to exceed $15,000 during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2006

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING EQUITY TRUST
ING FUNDS TRUST
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INVESTMENT FUNDS, INC.
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST
ING VP EMERGING MARKETS FUND, INC.
ING VP NATURAL RESOURCES TRUST
USLICO SERIES FUND

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(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $279,939 for year ended December 31, 2005 and $442,520 for year ended December 31, 2004.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as

EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): USLICO Series Fund

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 10, 2006

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 10, 2006

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